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                             PARTICIPATION AGREEMENT
                                as of May 1, 2000
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                   Lincoln Life & Annuity Company of New York

                                    CONTENTS

       SECTION    SUBJECT MATTER

         1.       Parties and Purpose
         2.       Representations and Warranties
         3.       Purchase and Redemption of Trust Portfolio Shares
         4.       Fees, Expenses, Prospectuses, Proxy Materials and Reports
         5.       Voting
         6.       Sales Material, Information and Trademarks
         7.       Indemnification
         8.       Notices
         9.       Termination
         10.      Miscellaneous

                           SCHEDULES TO THIS AGREEMENT

         A.       The Company
         B.       Accounts of the Company
         C. Available Portfolios and Classes of Shares of the Trust; Investment Advisers
         D.       Contracts of the Company
         E.       Other Portfolios Available under the Contracts
         F.       Rule 12b-1 Plans of the Trust
         G.       Addresses for Notices
         H.       Shared Funding Order


1.       PARTIES AND PURPOSE

         This agreement (the "Agreement") is between certain portfolios, specified below and in Schedule C, of Franklin Templeton Variable Insurance Products Trust, an open-end management investment company organized as a business trust under Massachusetts law (the "Trust"), Franklin Templeton Distributors, Inc., a California corporation which is the principal underwriter for the Trust (the "Underwriter," and together with the Trust, "we" or "us") and the insurance company identified on Schedule A ("you"), on your own behalf and on behalf of each segregated asset account maintained by you that is listed on Schedule B, as that schedule may be amended from time to time ("Account" or "Accounts").

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         The purpose of this Agreement is to entitle you, on behalf of the
Accounts, to purchase the shares, and classes of shares, of portfolios of the Trust ("Portfolios") that are identified on Schedule C, solely for the purpose of funding benefits of your variable life insurance policies or variable annuity contracts ("Contracts") that are identified on Schedule D. This Agreement does not authorize any other purchases or redemptions of shares of the Trust.

2.       REPRESENTATIONS AND WARRANTIES

         2.1      REPRESENTATIONS AND WARRANTIES BY YOU

         You represent and warrant that:

                  2.1.1    redacted

                  2.1.2 All of your directors, officers, employees, and other individuals or entities dealing with the money and/or securities of the Trust are and shall be at all times covered by a blanket fidelity bond or similar coverage, in an amount not less than $5 million. Such bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company. You agree to make all reasonable efforts to see that this bond or another bond containing such provisions is always in effect, and you agree to notify us in the event that such coverage no longer applies.

                  2.1.3 Each Account is a duly organized, validly existing segregated asset account under applicable insurance law and interests in each Account are offered exclusively through the purchase of or transfer into a "variable contract" within the meaning of such terms under Section 817 of the Internal Revenue Code of 1986, as amended ("Code") and the regulations thereunder. You will use your best efforts to continue to meet such definitional requirements, and will notify us immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.

                  2.1.4 Each Account either: (i) has been registered or, prior to any issuance or sale of the Contracts, will be registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"); or
(ii) has not been so registered in proper reliance upon an exemption from registration under Section 3(c) of the 1940 Act; if the Account is exempt from registration as an investment company under Section 3(c) of the 1940 Act, you will use your best efforts to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

                  2.1.5 The Contracts or interests in the Accounts: (i) are or, prior to any issuance or sale will be, registered as securities under the Securities Act of 1933, as amended (the "1933 Act"); or (ii) are not registered because they are properly exempt from registration under Section 3(a)(2) of the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under Section 4(2) or Regulation D of the 1933 Act, in which case you will make every effort to maintain such exemption and will notify us immediately upon having a reasonable basis for believing that such exemption no longer applies or might not apply in the future.

                  2.1.6    redacted

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                  2.1.7 The Contracts currently are treated as annuity
contracts or life insurance contracts under applicable provisions of the Code and you will use your best efforts to maintain such treatment; you will notify us immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

                  2.1.8 The fees and charges deducted under each Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by you.

                  2.1.9 You will use shares of the Trust only for the purpose of funding benefits of the Contracts through the Accounts.

                  2.1.10   redacted

                  2.1.11 With respect to any Accounts which are exempt from registration under the 1940 Act in reliance on 3(c)(1) or Section 3(c)(7) thereof:

                           2.1.11.1 the principal underwriter for each such Account and any subaccounts thereof is a registered broker-dealer with the SEC under the 1934 Act;

                           2.1.11.2 the shares of the Portfolios of the Trust are and will continue to be the only investment securities held by the corresponding subaccounts; and

                           2.1.11.3 with regard to each Portfolio, you, on behalf of the corresponding subaccount, will:

                                          (a)  vote such shares held by it in
                                               the same proportion as the vote
                                               of all other holders of such
                                               shares; and

                                          (b)  refrain from substituting
                                               shares of another security
                                               for such shares unless the
                                               SEC has approved such
                                               substitution in the manner
                                               provided in Section 26 of
                                               the 1940 Act.

                  2.1.12 You and the principal underwriter for each of the Contracts will comply in all material respects with the 1933 and 1940 Acts and the rules and regulations thereunder.

         2.2      REPRESENTATIONS AND WARRANTIES BY THE TRUST

         The Trust represents and warrants that:

                  2.2.1 It is duly organized and in good standing under the laws of the State of Massachusetts.

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                  2.2.2 All of its directors, officers, employees and others dealing with the money and/or securities of a Portfolio, that are so required by Rule 17g-1 under the 1940 Act, are and shall be at all times covered by a blanket fidelity bond or similar coverage in an amount not less that the minimum coverage required by Rule 17g-1 or other regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company.

                  2.2.3 It is registered as an open-end management investment company under the 1940 Act.

                  2.2.4 Each class of shares of the Portfolios of the Trust is registered under the 1933 Act.

                  2.2.5    redacted

                  2.2.6    redacted

                  2.2.7    redacted

                  2.2.8    redacted

                  2.2.9 It currently intends for one or more classes of shares (each, a "Class") to make payments to finance its distribution expenses, including service fees, pursuant to a plan ("Plan") adopted under rule 12b-1 under the 1940 Act ("Rule 12b-1"), although it may determine to discontinue such practice in the future.

         2.3      REPRESENTATIONS AND WARRANTIES BY THE UNDERWRITER

         The Underwriter represents and warrants that:

                  2.3.1 It is registered as a broker dealer with the SEC under the 1934 Act, and is a member in good standing of the NASD.

                  2.3.2 Each investment adviser listed on Schedule C (each, an "Adviser") is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities law.

                  2.3.3 All of its directors, officers, employees and others dealing with the money and/or securities of a Portfolio, that are so required by Rule 17g-1 under the 1940 Act, are and shall be at all times covered by a blanket fidelity bond or similar coverage in an amount not less that the minimum coverage required by Rule 17g-1 or other regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company. You agree to make all reasonable efforts to see that this bond or another bond containing such provisions is always in effect, and you agree to notify us in the event such coverage no longer applies.

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                  2.3.4    It will comply in all material respects with the
1933 and 1940 Acts and the rules and regulations thereunder.

                  2.3.5    redacted

                  2.3.6    redacted

                  2.4      WARRANTY AND AGREEMENT BY BOTH YOU AND US

         We received an order from the SEC dated November 16, 1993 (file no. 812-8546), which was amended by a notice and an order we received on September 17, 1999 and October 13, 1999, respectively (file no. 812-11698) (collectively, the "Shared Funding Order," attached to this Agreement as Schedule H). The Shared Funding Order grants exemptions from certain provisions of the 1940 Act and the regulations thereunder to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies and qualified pension and retirement plans outside the separate account context. You and we both warrant and agree that both you and we will comply with the "Applicants' Conditions" prescribed in the Shared Funding Order as though such conditions were set forth verbatim in this Agreement, including, without limitation, the provisions regarding potential conflicts of interest between the separate accounts which invest in the Trust and regarding contract owner voting privileges. In order for the Trust's Board of Trustees to perform its duty to monitor for conflicts of interest, you agree to inform us of the occurrence of any of the events specified in condition 2 of the Shared Funding Order to the extent that such event may or does result in a material conflict of interest as defined in that order.

3.       PURCHASE AND REDEMPTION OF TRUST PORTFOLIO SHARES

         3.1 We will make shares of the Portfolios available to the Accounts for the benefit of the Contracts. The shares will be available for purchase at the net asset value per share next computed after we (or our agent) receive a purchase order, as established in accordance with the provisions of the then current prospectus of the Trust. For purposes of this Section 3, you shall be the Trust's agent or designee for receipt of purchase orders and requests for redemption. Notwithstanding the foregoing, the Trust's Board of Trustees ("Trustees") may refuse to sell shares of any Portfolio to any person, or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees, they deem such action to be in the best interests of the shareholders of such Portfolio. Without limiting the foregoing, the Trustees have determined that there is a significant risk that the Trust and its shareholders may be adversely affected by investors whose purchase and redemption activity follows a market timing pattern, and have authorized the Trust, the Underwriter and the Trust's transfer agent to adopt procedures and take other action (including, without limitation, rejecting specific purchase orders) as they deem necessary to reduce, discourage or eliminate market timing activity. You agree to cooperate with us to the extent possible to assist us in implementing the Trust's restrictions on purchase and redemption activity that follows a market timing pattern.

         3.2 We agree that shares of the Trust will be sold only to life insurance companies which have entered into fund participation agreements with the Trust ("Participating Insurance

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Companies") and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order. No shares of any Portfolio will be sold to the general public.

          3.3     redacted

          3.4      redacted

         3.5 We shall calculate the net asset value per share of each Portfolio on each Business Day, and shall communicate these net asset values to you or your designated agent on a daily basis after the calculation is completed (normally by 6:30 p.m. New York time).

         3.6 You shall submit payment for the purchase of shares of a Portfolio on behalf of an Account no later than the close of business on the next Business Day after we receive the purchase order. Payment shall be made in federal funds transmitted by wire to the Trust or to its designated custodian.

         3.7      redacted

         3.8 Issuance and transfer of the Portfolio shares will be by book entry only. Stock certificates will not be issued to you or the Accounts. Portfolio shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

         3.9 We shall furnish, on or before the ex-dividend date, notice to you of any income dividends or capital gain distributions payable on the shares of any Portfolio. You hereby elect to receive all such income dividends and capital gain distributions as are payable on shares of a Portfolio in additional shares of that Portfolio, and you reserve the right to change this election in the future. We will notify you of the number of shares so issued as payment of such dividends and distributions.

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4.       FEES, EXPENSES, PROSPECTUSES, PROXY MATERIALS AND REPORTS

         4.1 We shall pay no fee or other compensation to you under this Agreement except as provided on Schedule F, if attached.

         4.2 We shall prepare and be responsible for filing with the SEC, and any state regulators requiring such filing, all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of the Trust. We shall bear the costs of preparation and filing of the documents listed in the preceding sentence, registration and qualification of the Trust's shares of the Portfolios.

         4.3      redacted

         4.4      redacted

          4.5 We shall provide you, at our expense, with copies of any Trust-sponsored proxy materials in such quantity as you shall reasonably require for distribution to Contract owners who are invested in a designated subaccount. You shall bear the costs of distributing proxy materials (or similar materials such as voting solicitation instructions) to Contract owners.

         4.6 You assume sole responsibility for ensuring that the Trust's prospectuses, shareholder reports and communications, and proxy materials are delivered to Contract owners in accordance with applicable federal and state securities laws.

5.       VOTING

         5.1 All Participating Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding to those contained in the Shared Funding Order.

         5.2 If and to the extent required by law, you shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and (iii) vote Trust shares for which no instructions have been received in the same proportion as Trust shares of such Portfolio for which instructions have been received; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. You reserve the right to vote Trust shares held in any Account in your own right, to the extent permitted by law.

         5.3      redacted

6.       SALES MATERIAL, INFORMATION AND TRADEMARKS

         6.1 For purposes of this Section 6, "Sales literature or other Promotional material" includes, but is not limited to, portions of the following that use any logo or other trademark related to the Trust, or Underwriter or its affiliates, or refer to the Trust: advertisements (such as material published or designed for use in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, electronic communication or other public media), sales literature (I.E., any written communication distributed

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or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts or any other advertisement, sales literature or published article or electronic communication), educational or training materials or other communications distributed or made generally available to some or all agents or employees in any media, and disclosure documents, shareholder reports and proxy materials.

         6.2      redacted

         6.3      redacted

          6.4 You and your agents shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust, the Underwriter or an Adviser, other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in Sales literature or other Promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the written permission of the Trust or its designee.

          6.5 We shall not give any information or make any representations or statements on behalf of you or concerning you, the Accounts or the Contracts other than information or representations contained in and accurately derived from Disclosure Documents for the Contracts (as such Disclosure Documents may be amended or supplemented from time to time), or in materials approved by you for distribution, including Sales literature or other Promotional materials, except as required by legal process or regulatory authorities or with your written permission.

         6.6 Except as provided in Section 6.2, you shall not use any designation comprised in whole or part of the names or marks "Franklin" or "Templeton" or any logo or other trademark relating to the Trust or the Underwriter without prior written consent, and upon termination of this Agreement for any reason, you shall cease all use of any such name or mark as soon as reasonably practicable.

         6.7 You shall furnish to us ten (10) Business Days prior to its first submission to the SEC or its staff, any request or filing for no-action assurance or exemptive relief naming, pertaining to, or affecting, the Trust, the Underwriter or any of the Portfolios.

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7.       INDEMNIFICATION

         7.1      INDEMNIFICATION BY YOU

                  7.1.1 You agree to indemnify and hold harmless the Underwriter, the Trust and each of its Trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of
Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually the "Indemnified Party" for purposes of this Section 7) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with your written consent, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of shares of the Trust or the Contracts and

                           7.1.1.1 arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a Disclosure Document for the Contracts or in the Contracts themselves or in sales literature generated or approved by you on behalf of the Contracts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Section 7), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to you by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                           7.1.1.2 arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Trust Documents as defined below in
         Section 7.2) or wrongful conduct of you or persons under your control, with respect to the sale or acquisition of the Contracts or Trust shares; or

                           7.1.1.3 arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents as defined below in Section 7.2 or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of you; or

                           7.1.1.4 arise out of or result from any failure by you to provide the services or furnish the materials required under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to have any Contract qualify as a "variable contract" within the meaning of such term under
         Section 817 of the Code, as amended, or any regulations thereunder);


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                           7.1.1.5 arise out of or result from any material
         breach of any representation and/or warranty made by you in this Agreement or arise out of or result from any other material breach of this Agreement by you; or

                           7.1.1.6 arise out of or result from a Contract failing to be considered a life insurance policy or an annuity Contract, whichever is appropriate, under applicable provisions of the Code thereby depriving the Trust of its compliance with Section 817(h) of the Code (including a failure, whether unintentional or in good faith or otherwise).

                  7.1.2 You shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Trust or Underwriter, whichever is applicable. You shall also not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified you in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify you of any such claim shall not relieve you from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, you shall be entitled to participate, at your own expense, in the defense of such action. Unless the Indemnified Party releases you from any further obligations under this
Section 7.1, you also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from you to such party of the your election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and you will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.1.3 The Indemnified Parties will promptly notify you of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

         7.2      INDEMNIFICATION BY THE UNDERWRITER

                  7.2.1 The Underwriter agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually an "Indemnified Party" for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such Losses

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are related to the sale or acquisition of the shares of the Trust or the
Contracts and:

                           7.2.1.1 arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement, prospectus, statement of additional information or sales literature of the Trust (or any amendment or supplement to any of the foregoing) (collectively, the "Trust Documents") or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission of such alleged statement or omission was made in reliance upon and in conformity with information furnished to us by or on behalf of you for use in the Registration Statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

                           7.2.1.2 arise out of or as a result of statements or representations (other than statements or representations contained in the Disclosure Documents or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Trust, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Trust shares; or

                           7.2.1.3 arise out of any untrue statement or alleged untrue statement of a material fact contained in a Disclosure Document or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to you by or on behalf of the Trust; or

                           7.2.1.4 arise as a result of any failure by us to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification representation specified above in Section 2.2.7 and the diversification requirements specified above in Section 2.2.8); or

                           7.2.1.5 arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 7.2.2 and 7.2.3 hereof.

                  7.2.2 The Underwriter shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you or the Accounts, whichever is applicable.

                  7.2.3 The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have

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notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Underwriter from any further obligations under this Section 7.2, the Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.2.4 You agree promptly to notify the Underwriter of the commencement of any litigation or proceedings against you or the Indemnified Parties in connection with the issuance or sale of the Contracts or the operation of each Account.

         7.3      INDEMNIFICATION BY THE TRUST

                  7.3.1 The Trust agrees to indemnify and hold harmless you, and each of your directors and officers and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust, which consent shall not be unreasonably withheld) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust, and arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; as limited by and in accordance with the provisions of Sections 7.3.2 and 7.3.3 hereof. It is understood and expressly stipulated that neither the holders of shares of the Trust nor any Trustee, officer, agent or employee of the Trust shall be personally liable hereunder, nor shall any resort be had to other private property for the satisfaction of any claim or obligation hereunder, but the Trust only shall be liable.

                  7.3.2 The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against any Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to you, the Trust, the Underwriter or each Account, whichever is applicable.

                  7.3.3 The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claims shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. Unless the Indemnified Party releases the Trust from any further obligations under this Section 7.3, the Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Trust to such party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.3.4 You agree promptly to notify the Trust of the commencement of any litigation or proceedings against you or the Indemnified Parties in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of the Account, or the sale or acquisition of shares of the Trust.

8.       NOTICES

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth in Schedule G below or at such other address as such party may from time to time specify in writing to the other party.

9.       TERMINATION

         9.1      redacted

         9.2      redacted

         9.3 If this Agreement is terminated for any reason, except as required by the Shared Funding Order or pursuant to Section 9.2.5.3, above, we shall, at your option, continue to make available additional shares of any Portfolio and redeem shares of any Portfolio pursuant to all of the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement. If this Agreement is terminated as required by the Shared Funding Order, its provisions shall govern.

         9.4 The provisions of Sections 2 (Representations and Warranties) and 7 (Indemnification) shall survive the termination of this Agreement. All other applicable provisions of this Agreement shall survive the termination of this Agreement, as long as shares of the Trust are held on behalf of Contract owners in accordance with Section 9.3, except that we shall have no further obligation to sell Trust shares with respect to Contracts issued after termination.

         9.5 You shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to your assets held in the Account) except: (i) as necessary to implement Contract owner initiated or approved transactions; (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"); or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon reasonable request, you shall promptly furnish to us the opinion of your counsel (which counsel shall be reasonably satisfactory to us) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, you shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving us ninety (90) days notice of your intention to do so.

10.      MISCELLANEOUS

         10.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions of this Agreement or otherwise affect their construction or effect.

         10.2 This Agreement may be executed simultaneously in two or more counterparts, all of which taken together shall constitute one and the same instrument.

         10.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         10.4 This Agreement shall be construed and its provisions interpreted under and in accordance with the laws of the State of California. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder, to any orders of the SEC on behalf of the Trust granting it exemptive relief, and to the conditions of such orders. We shall promptly forward copies of any such orders to you.

         10.5 The parties to this Agreement acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and that no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

         10.6 The parties to this Agreement agree that the assets and liabilities of each Portfolio of the Trust are separate and distinct from the assets and liabilities of each other Portfolio. No Portfolio shall be liable or shall be charged for any debt, obligation or liability of any other Portfolio.

         10.7 Each party to this Agreement shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

         10.8 Each party to this Agreement shall treat as confidential all information reasonably identified as confidential in writing by any other party to this Agreement, and, except as permitted by this Agreement or as required by legal process or regulatory authorities, shall not disclose, disseminate, or use such names and addresses and other confidential information until such time as they may come into the public domain, without the express written consent of the affected party to this Agreement. Without limiting the foregoing, no party to this Agreement shall disclose any information that such party has been advised is proprietary, except such information that such party is required to disclose by any appropriate governmental authority (including, without limitation, the SEC, the NASD, and state securities and insurance regulators).

         10.9 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties to this Agreement are entitled to under state and federal laws.

         10.10 The parties to this Agreement acknowledge and agree that this Agreement shall not be exclusive in any respect, except as provided above in Section 3.3.

         10.11 Neither this Agreement nor any rights or obligations created by it may be assigned by any party without the prior written approval of the other parties.

         10.12 No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

         IN WITNESS WHEREOF, each of the parties have caused their duly authorized officers to execute this Agreement.


         The Company:         LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK



                              By: /s/  Troy D. Panning
                                 ----------------------------------------------
                              Name:    Troy D. Panning
                              Title:   Chief Financial Officer and 2nd Vice
                                       President



         The Trust:        FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

         ONLY ON BEHALF OF EACH
         PORTFOLIO LISTED ON
         SCHEDULE C HEREOF.
                              By: /s/  Karen L. Skidmore
                                 ----------------------------------------------
                              Name:    Karen L. Skidmore
                              Title:   Assistant Vice President




         The Underwriter:  FRANKLIN TEMPLETON DISTRIBUTORS, INC.



                              By: /s/  Phil Kearns
                                 ----------------------------------------------
                              Name:    Phil Kearns
                              Title:   Vice President

                                    SCHEDULE A

                                   THE COMPANY



Lincoln Life & Annuity Company of New York
120 Madison Street, Suite 1700
Syracuse, New York  13202

Incorporated in New York.

                                   SCHEDULE B

                             ACCOUNTS OF THE COMPANY



1.       Name:                     LLANY Separate Account R
                                   for Flexible Premium Variable Life Insurance
         Date Established:         January 29, 1998
         SEC Registration Number:  811-08651

2.       Name:                     Lincoln Life & Annuity Flexible
                                   Premium Variable Life Account M
         Date Established:         November 24, 1997
         SEC Registration Number:  811-08559

3.       Name:                     Lincoln New York Separate Account N
                                   for Variable Annuities
         Date Established:         March 11, 1999
         SEC Registration Number:  811-09763

4.       Name:                     LLANY Separate Account S
                                   for Flexible Premium Variable Life Insurance
         Date Established:         March 2, 1999
         SEC Registration Number:  811-09257

                                   SCHEDULE C

  AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST; INVESTMENT ADVISERS



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST        INVESTMENT ADVISER

redacted

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY


-----------------------------------------------------------------------------------------------------------
                               CONTRACT 1                  CONTRACT 2                 CONTRACT 3
-----------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT         SVUL I                     VUL I                        Lincoln New York Choice
NAME AND TYPE                                                                    Plus Variable Annuity
-----------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)         Yes                        Yes                          Yes
-----------------------------------------------------------------------------------------------------------
SEC REGISTRATION         811-08651                  811-08559                    811-09763
NUMBER - 1940 ACT
-----------------------------------------------------------------------------------------------------------
REPRESENTATIVE           LN650NY                    LN605NY                      AN426NY
FORM NUMBERS
-----------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT         LLANY Separate Account R   Lincoln Life & Annuity       Lincoln New York
NAME/DATE                for Flexible Premium       Flexible Premium Variable    Separate Account N for
ESTABLISHED              Variable Life Insurance    Life Account M               Variable Annuities
-----------------------------------------------------------------------------------------------------------
SEC REGISTRATION         333-46113                  333-42507                    333-93875
NUMBER - 1933 ACT
-----------------------------------------------------------------------------------------------------------
TEMPLETON VARIABLE       Redacted                   Redacted                     Redacted
PRODUCTS SERIES
FUND ("TVP"),
FRANKLIN TEMPLETON
VARIABLE INSURANCE
PRODUCTS TRUST
("VIP") -PORTFOLIOS
AND CLASSES -
ADVISER
-----------------------------------------------------------------------------------------------------------

                            CONTRACTS OF THE COMPANY


-----------------------------------------------------------------------------------------------------------
                               CONTRACT 4                    CONTRACT 5                  CONTRACT 6
-----------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT         CVUL                         LVUL - I                     Lincoln Choice Plus
NAME AND TYPE            CVUL Series III              VUL                          Access
-----------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)         Yes                          Yes                          Yes
-----------------------------------------------------------------------------------------------------------
SEC REGISTRATION         811-09257                    811-08559                    811-09763
NUMBER - 1940 ACT
-----------------------------------------------------------------------------------------------------------
REPRESENTATIVE           LN920NY                      LN615NY                      30296-NY
FORM NUMBERS             LN925                        LN660NY
-----------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT         LLANY Separate Account S     Lincoln Life & Annuity       Lincoln New York
NAME/DATE                for Flexible Premium         Flexible Premium Variable    Separate Account N for
ESTABLISHED              Variable Life Insurance      Life Account M               Variable Annuities
-----------------------------------------------------------------------------------------------------------
SEC REGISTRATION         333-74325                    333-42507                    333-37982
NUMBER - 1933 ACT
-----------------------------------------------------------------------------------------------------------
TEMPLETON                Redacted                     Redacted                     Redacted
VARIABLE PRODUCTS
SERIES FUND
("TVP"), FRANKLIN
TEMPLETON
VARIABLE INSURANCE
PRODUCTS TRUST -
PORTFOLIOS AND
CLASSES - ADVISER
-----------------------------------------------------------------------------------------------------------

                                   SCHEDULE E

                 OTHER PORTFOLIOS AVAILABLE UNDER THE CONTRACTS


AIM V.I.Capital Appreciation Fund                   Fidelity VIP Equity Income Portfolio
AIM V.I. Diversified Income Fund                    Fidelity VIP Growth
AIM V.I. Growth Fund                                Fidelity VIP High Income
AIM V.I. International Fund                         Fidelity VIP Overseas
AIM V.I. Value Fund                                 Fidelity  VIP II Asset Manager Portfolio
                                                    Fidelity VIP II Investment Grade Bond Portfolio
                                                    Fidelity VIP II Contrafund
                                                    Fidelity VIP III Growth Opportunities

Alliance Premier Growth                             Janus Aspen Balanced Portfolio
Alliance Growth and Income                          Janus Aspen Global Technology
Alliance Growth                                     Janus Aspen Flexible Income
Alliance Technology                                 Janus Aspen Worldwide Growth Portfolio

AMT Partners Fund                                   Lincoln National Money Market Fund
AMT Mid-cap Growth Fund                             Lincoln National Bond Fund
                                                    Lincoln National Capital Appreciation Fund
                                                    Lincoln National Equity-Income Fund
                                                    Lincoln National Social Awareness Fund
                                                    Lincoln National Global Asset Allocation Fund

Avis Global Small Capitalization                    MFS Emerging Growth Series
Avis Growth                                         MFS Total Return Series
Avis International                                  MFS Utilities Series
Avis Growth-Income                                  MFS Research
Avis Bond
Avis U.S. Government/AAA-Rated Securities Fund

Baron Capital Asset Fund                            OpCap Global Equity Portfolio
                                                    OpCap Managed Portfolio
BT EAFE Equity Index Fund
BT Equity 500 Index Fund
BT Small Cap Index Fund

Delaware Premium Aggressive Growth Fund
Delaware Devon Series
Delaware Emerging Markets Series
Delaware High Yield Series
Delaware International Series
Delaware Premium Growth & Income
Delaware REIT Series
Delaware Small Cap Value Series
Delaware Trend Series


                                   SCHEDULE F

REDACTED

                                   SCHEDULE G

                              ADDRESSES FOR NOTICES



  To the Company:         Lincoln Life & Annuity Company of New York
                          120 Madison Street, Suite 1700
                          Syracuse, New York  13202
                             Attention: Troy D. Panning, CFO/2nd Vice President



  To the Trust:           Franklin Templeton Variable Insurance Products Trust
                          777 Mariners Island Boulevard
                          San Mateo, California 94404
                             Attention:  Karen L. Skidmore



  To the Underwriter:     Franklin Templeton Distributors, Inc.
                          777 Mariners Island Boulevard
                          San Mateo, California  94404
                             Attention:  Karen Skidmore

                      AMENDMENT TO PARTICIPATION AGREEMENT
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                   Lincoln Life & Annuity Company of New York

The participation agreement, dated as of May 1, 2000, by and among Franklin Templetion Variable Insurance Products Trust, Franklin Templeton
Distributors, Inc. and Lincoln Life & Annuity Company of New York (the "Agreement") is hereby amended as follows:

           Section 4.4 of the Agreement is deleted in its entirety and replaced with the following provision:

                    4.4 At your option, we shall provide you, at our expense, with either: (i) for each Contract owner who is invested through the Account in a subaccount corresponding to a Portfolio ("designated subaccount"), one copy of each of the following documents on each occasion that such document is required by law or regulation to be delivered to such Contract owner who is invested in a designated subaccount: the Trust's current prospectus, annual report, semi-annual report and other shareholder communications, including any amendments or supplements to any of the foregoing, pertaining specifically to the Portfolios ("Designated Portfolio Documents"); or
           (ii) a camera ready copy of such Designated Portfolio Documents in a form suitable for printing and from which information relating to series of the Trust other than the Portfolios has been deleted to the extent practicable. In connection with clause (ii) of this paragraph, we will pay for proportional printing costs for such Designated Portfolio Documents in order to provide one copy for each Contract owner who is invested in a designated subaccount on each occasion that such document is required by law or regulation to be delivered to such Contract owner, and provided the appropriate documentation is provided and approved by us. We shall provide you with a copy of the Trust's current statement of additional information, including any amendments or supplements, in a form suitable for you to duplicate. The expenses of furnishing, including mailing, to Contract owners the documents refereed to in this paragraph shall he borne by you. For each of the documents provided to you in accordance with clause (i) of this paragraph 4.4, we shall provide you, upon your request and at your expense, additional copies. In no event shall we be responsible for the costs of printing or delivery of Designated Portfolio Documents to potential or new Contract owners or the delivery of Designated Portfolio Documents to existing contract owners.

All other ten's and provisions of the Agreement not amended herein shall remain in full force and effect

Effective Date as of May 1,2000.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST        FRANKLIN TEMPLETON DISTRIBUTORS. INC.
----------------------------------------------------        -------------------------------------
By: /s/ Karen L. Skidmore                                   By: /s/ Phil Kearns
Name: Karen L. Skidmore                                     Name: Phil Kearns
Title: Assistant Vice President                             Title: Vice President

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
----------------------------------------------------
By: /s/ Joanne B. Collins
Name: Joanne B. Collins
Title: President

                      AMENDMENT TO PARTICIPATION AGREEMENT

              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                   Lincoln Life & Annuity Company of New York

The participation agreement, dated as of May 1, 2000, by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Lincoln Life & Annuity Company of New York (the "Agreement") is hereby amended as follows:

         Schedule D of the Agreement is hereby deleted in its entirety and replaced with the Schedule D attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of July 15, 2001.


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST     FRANKLIN TEMPLETON DISTRIBUTORS, INC.
----------------------------------------------------     -------------------------------------
By:    /s/ Karen L. Skidmore                             By:    /s/ Philip Kearns
Name:  Karen L. Skidmore                                 Name:  Philip Kearns
Title: Assistant Vice President                          Title: Vice President


THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
-------------------------------------------

By:    /s/ Steven M. Kluever
Name:  Steven M. Kluever
Title: Second Vice President

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

-------------------------------------------------------------------------------------------------------------------------
                                  CONTRACT 1                      CONTRACT 2                       CONTRACT 3
-------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT             SVUL I                         VUL I                            Lincoln ChoicePlus
NAME AND TYPE                                                                                Variable Annuity
-------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)             Yes                            Yes                              Yes
-------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             333-46113                      333-42507                        333-93875
NUMBER - 1933 ACT
-------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE               LN650NY                        LN605NY                          AN426NY
FORM NUMBERS
-------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT             LLANY Separate Account R       Lincoln Life & Annuity           Lincoln New York
NAME/DATE                    for Flexible Premium           Flexible Premium Variable        Separate Account N for
ESTABLISHED                  Variable Life Insurance        Life Account M                   Variable Annuities
                             1/29/98                        11/24/97                         3/11/99
-------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             811-08651                      811-08559                        811-09763
NUMBER - 1940 ACT
-------------------------------------------------------------------------------------------------------------------------
TEMPLETON VARIABLE
PRODUCTS SERIES
FUND ("TVP"), FRANKLIN
TEMPLETON VARIABLE
INSURANCE PRODUCTS
TRUST ("VIP") -
PORTFOLIOS AND
CLASSES - ADVISER
-------------------------------------------------------------------------------------------------------------------------

                            CONTRACTS OF THE COMPANY

-------------------------------------------------------------------------------------------------------------------------
                                  CONTRACT 4                      CONTRACT 5                        CONTRACT 6
-------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT            CVUL                            LVUL - I                         Lincoln ChoicePlus Access
NAME AND TYPE               CVUL Series III                 VUL
-------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)            Yes                             Yes                              Yes
-------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION            333-74325                       333-42507                        333-37982
NUMBER - 1933 ACT
-------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE              LN920NY                         LN615NY                          30296NY
FORM NUMBERS                LN925                           LN660NY
-------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT            LLANY Separate Account S        Lincoln Life & Annuity           Lincoln New York
NAME/DATE                   for Flexible Premium            Flexible Premium Variable        Separate Account N for
ESTABLISHED                 Variable Life Insurance         Life Account M                   Variable Annuities
                            3/2/99                          11/24/97                         3/11/99
-------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION            811-09257                       811-08559                        811-09763
NUMBER - 19403 ACT
-------------------------------------------------------------------------------------------------------------------------
TEMPLETON VARIABLE
PRODUCTS SERIES
FUND ("TVP"), FRANKLIN
TEMPLETON VARIABLE
INSURANCE PRODUCTS
TRUST - PORTFOLIOS
AND CLASSES - ADVISER
-------------------------------------------------------------------------------------------------------------------------

                            CONTRACTS OF THE COMPANY

-------------------------------------------------------------------------------------------------------------------------
                                      CONTRACT 7                      CONTRACT 8                       CONTRACT 9
-------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT             SVUL II                        MoneyGuard                       LVUL(CV)
NAME AND TYPE
-------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)             Yes                                                             Yes
-------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             333-33778                                                       333-42507
NUMBER - 1933 ACT
-------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE               LN655NY                        LN665NY                          LN680NY
FORM NUMBERS
-------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT             LLANY Separate Account R       Lincoln Life & Annuity           Lincoln Life & Annuity
NAME/DATE                    for Flexible Premium           Flexible Premium Variable        Flexible Premium Variable
ESTABLISHED                  Variable Life Insurance        Life Account M                   Life Account M
                             1/29/98                        11/24/97                         11/24/97
-------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             811-08651                      811-08559                        811-08559
NUMBER - 1940 ACT
-------------------------------------------------------------------------------------------------------------------------
TEMPLETON VARIABLE           < same funds as SVUL I         Franklin Small Cap Fund -        Franklin Small Cap Fund -
PRODUCTS SERIES FUND         ...see "Contract 1 >           Class 2 - Franklin               Class 2 - Franklin
("TVP"), FRANKLIN                                           Advisors, Inc.                   Advisors, Inc.
TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST                                    Templeton Growth Securities      Templeton Growth Securities
("VIP") -PORTFOLIOS AND                                     Fund - Class 2 - Templeton       Fund - Class 2 - Templeton
CLASSES - ADVISER                                           Global Advisors Limited          Global Advisors Limited
-------------------------------------------------------------------------------------------------------------------------

                            CONTRACTS OF THE COMPANY

-------------------------------------------------------------------------------------------------------------------------
                                 CONTRACT 10                      CONTRACT 11                     CONTRACT 12
-------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT            Lincoln ChoicePlus II           Lincoln ChoicePlus II Access     Lincoln ChoicePlus II Advance
NAME AND TYPE
-------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)
-------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION
NUMBER - 1933 ACT
-------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE
FORM NUMBERS
-------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT            Lincoln New York                Lincoln New York                 Lincoln New York
NAME/DATE                   Separate Account N for          Separate Account N for           Separate Account N for
ESTABLISHED                 Variable Annuities              Variable Annuities               Variable Annuities
                            3/11/99                         3/11/99                          3/11/99
-------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION            811-09763                       811-09763                        811-09763
NUMBER - 1940 ACT
-------------------------------------------------------------------------------------------------------------------------
TEMPLETON VARIABLE          Franklin Small Cap Fund -       Franklin Small Cap Fund -        Franklin Small Cap Fund -
PRODUCTS SERIES FUND        Class 2 - Franklin              Class 2 - Franklin               Class 2 - Franklin
("TVP"), FRANKLIN           Advisors, Inc.                  Advisors, Inc.                   Advisors, Inc.
TEMPLETON VARIABLE
INSURANCE PRODUCTS          Templeton Growth Securities     Templeton Growth Securities      Templeton Growth Securities
TRUST - PORTFOLIOS          Fund - Class 2 - Templeton      Fund - Class 2 - Templeton       Fund - Class 2 - Templeton
AND CLASSES - ADVISER       Global Advisors Limited         Global Advisors Limited          Global Advisors Limited
-------------------------------------------------------------------------------------------------------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                   Lincoln Life & Annuity Company of New York

The participation agreement, dated as of May 1, 2000, by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Lincoln Life & Annuity Company of New York (the "Agreement") is hereby amended as follows:

     Section 3.11 is hereby added as follows:

          3.11 Each party to this Agreement agrees that, in the event of a material error resulting from incorrect information or confirmations, the parties will seek to comply in all material respects with the provisions of applicable federal securities laws.

     Schedule D of the Agreement is hereby deleted in its entirety and replaced with the Schedule D attached hereto.

     Schedule G of the Agreement is hereby amended as follows:

           Addresses for Notices
           To the Company:           Lincoln Life & Annuity Company of New York
                                     C/O Lincoln National Life Insurance Co.
                                     1300 S. Clinton Street
                                     Fort Wayne IN  46802
                                     Facsimile: (260) 455-1773
                                     Attn:  Steven M. Kluever
                                            Second Vice President

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of August 1, 200

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST    FRANKLIN TEMPLETON DISTRIBUTORS, INC.

By:  __/s/ Karen L. Skidmore_________                   By:  ___/s/ Philip Kearns_____
Name:  Karen L. Skidmore                                Name:    Philip Kearns
Title:   Assistant Vice President                       Title:   Vice President

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:  __/s/ Steven M. Kluever_________
Name: Steven M. Kluever
Title:  Second Vice President

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

                                      CONTRACT 1                      CONTRACT 2                       CONTRACT 3
----------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT NAME AND    SVUL I                         VUL I                            Lincoln ChoicePlus Variable
TYPE                                                                                         Annuity
----------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)             Yes                            Yes                              Yes
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             333-46113                      333-42507                        333-93875
NUMBER-1933 ACT
----------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE               LN650NY                        LN605NY                          AN426NY
FORM NUMBERS
----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT             LLANY Separate Account R for   Lincoln Life & Annuity           Lincoln New York Separate
NAME/DATE                    Flexible Premium Variable      Flexible Premium Variable Life   Account N for Variable
ESTABLISHED                  Life Insurance                 Account M                        Annuities
                             1/29/98                        11/24/97                         3/11/99
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             811-08651                      811-08559                        811-09763
NUMBER - 1940 ACT
----------------------------------------------------------------------------------------------------------------------------
TEMPLETON VARIABLE           Templeton Global Asset         Templeton Global Asset           Franklin Small Cap Fund -
PRODUCTS SERIES              Allocation Fund - Class 1      Allocation Fund - Class 1        Class 2 - Franklin
FUND ("TVP"),                - Templeton Investment         - Templeton Investment           Advisors, Inc.
FRANKLIN TEMPLETON           Counsel, Inc.                  Counsel, Inc.
VARIABLE INSURANCE                                                                           Mutual Shares Securities
PRODUCTS TRUST               Templeton Foreign              Templeton Foreign                Fund Class 2 - Franklin
("VIP") - PORTFOLIOS         Securities Fund - Class 1      Securities Fund - Class 1 -      Mutual Advisers, LLC
AND CLASSES -                - Templeton Investment         Templeton Investment
ADVISER                      Counsel, Inc.                  Counsel, Inc.                    Templeton Foreign
                                                                                             Securities Fund - Class 2 -
                             Templeton Growth               Templeton Growth                 Templeton Investment
                             Securities Fund - Class 1      Securities Fund - Class 1 -      Counsel, Inc.
                             - Templeton Investment         Templeton Investment
                             Counsel, Inc.                  Counsel, Inc.                    Templeton Growth
                                                                                             Securities Fund Class 2 -
                                                                                             Templeton Investment
                                                                                             Counsel, Inc.
----------------------------------------------------------------------------------------------------------------------------

                                     CONTRACT 4                      CONTRACT 5                       CONTRACT 6
---------------------------  ---------------------------    ---------------------------      -------------------------------
CONTRACT/PRODUCT             CVUL III                       LVUL - I                         Lincoln ChoicePlus Access
NAME AND TYPE                                               VUL
----------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)             Yes                            Yes                              Yes
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             333-74325                      333-42507                        333-37982
NUMBER - 1933 ACT
----------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE               LN920NY                        LN615NY                          30296NY
FORM NUMBERS                 LN925                          LN660NY
----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT             LLANY Separate Account         Lincoln Life & Annuity           Lincoln New York
NAME/DATE                    S for Flexible Premium         Flexible Premium Variable        Separate Account N for
ESTABLISHED                  Variable Life Insurance        Life Account M                   Variable Annuities
                             3/2/99                         11/24/97                         3/11/99
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             811-09257                      811-08559                        811-09763
NUMBER - 19403
ACT
----------------------------------------------------------------------------------------------------------------------------
TEMPLETON                    Franklin Small Cap Fund -      Templeton Foreign                Franklin Small Cap Fund -
VARIABLE PRODUCTS            Class 1 - Franklin             Securities Fund - Class 2 -      Class 2 - Franklin
SERIES FUND                  Advisors, Inc.                 Templeton Investment             Advisors, Inc.
("TVP"), FRANKLIN                                           Counsel, Inc.
TEMPLETON                    Templeton Growth                                                Mutual Shares Securities
VARIABLE INSURANCE           Securities Fund - Class 1 -    Templeton Growth                 Fund Class 2 - Franklin
PRODUCTS TRUST -             Templeton Investment           Securities Fund - Class 2 -      Mutual Advisers, LLC
PORTFOLIOS AND               Counsel, Inc.                  Templeton Investment
CLASSES - ADVISER                                           Counsel, Inc.                    Templeton Foreign
                                                                                             Securities Fund - Class 2 -
                                                                                             Templeton Investment
                                                                                             Counsel, Inc.

                                                                                             Templeton Growth
                                                                                             Securities Fund - Class 2 -
                                                                                             Templeton Investment
                                                                                             Counsel, Inc.
----------------------------------------------------------------------------------------------------------------------------

                                      CONTRACT 7                      CONTRACT 8                       CONTRACT 9
----------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT             SVUL II                        MoneyGuard                       LVUL(CV)
NAME AND TYPE
----------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)             Yes                                                             Yes
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             333-33778                                                       333-42507
NUMBER -1933 ACT
----------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE               LN655NY                        LN665NY                          LN680NY
FORM NUMBERS
----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT             LLANY Separate                 Lincoln Life & Annuity           Lincoln Life & Annuity
NAME/DATE                    Account R for Flexible         Flexible Premium Variable        Flexible Premium Variable
ESTABLISHED                  Premium Variable Life          Life Account M                   Life Account M
                             Insurance                      11/24/97                         11/24/97
                             1/29/98
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             811-08651                      811-08559                        811-08559
NUMBER - 1940 ACT
----------------------------------------------------------------------------------------------------------------------------
TEMPLETON VARIABLE           Templeton Growth               Franklin Small Cap Fund -        Franklin Small Cap Fund -
PRODUCTS SERIES              Securities Fund - Class 2      Class 1 - Franklin               Class 1 - Franklin
FUND ("TVP"),                - Templeton Global             Advisors, Inc.                   Advisors, Inc.
FRANKLIN TEMPLETON           Advisors Limited
VARIABLE INSURANCE                                          Templeton Growth                 Templeton Growth
PRODUCTS TRUST               Templeton Foreign              Securities Fund - Class 1 -      Securities Fund - Class 2 -
("VIP") -PORTFOLIOS          Securities Fund - Class 2      Templeton Global                 Templeton Global
AND CLASSES -                - Templeton Investment         Advisors Limited                 Advisors Limited
ADVISER                      Counsel, Inc.
                                                                                             Templeton Foreign
                             Franklin Small Cap Fund                                         Securities Fund - Class 2 -
                             - Class 1 - Franklin                                            Templeton Investment
                             Advisors, Inc.                                                  Counsel, Inc.
----------------------------------------------------------------------------------------------------------------------------

                                     CONTRACT 10                      CONTRACT 11                     CONTRACT 12
----------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT             Lincoln ChoicePlus II          Lincoln ChoicePlus II Access     Lincoln ChoicePlus II Advance
NAME AND TYPE
----------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)             Yes                            Yes                              Yes
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             333-93875                      333-37982                        333-61554
NUMBER -1933 ACT
----------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE               30070BNY                       30070BNY                         30070BNY
FORM NUMBERS
----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT             Lincoln New York               Lincoln New York                 Lincoln New York Separate
NAME/DATE                    Separate Account N for         Separate Account N for           Account N for
ESTABLISHED                  Variable Annuities             Variable Annuities               Variable Annuities
                             3/11/99                        3/11/99                          3/11/99
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             811-09763                      811-09763                        811-09763
NUMBER - 1940 ACT
----------------------------------------------------------------------------------------------------------------------------
TEMPLETON                    Franklin Small Cap Fund -      Franklin Small Cap Fund -        Franklin Small Cap Fund -
VARIABLE PRODUCTS            Class 2 - Franklin             Class 2 - Franklin               Class 2 - Franklin
SERIES FUND                  Advisors, Inc.                 Advisors, Inc.                   Advisors, Inc.
("TVP"), FRANKLIN
TEMPLETON                    Templeton Growth               Templeton Growth                 Templeton Growth
VARIABLE INSURANCE           Securities Fund - Class 2 -    Securities Fund - Class 2 -      Securities Fund - Class 2 -
PRODUCTS TRUST -             Templeton Global               Templeton Global                 Templeton Global
PORTFOLIOS AND               Advisors Limited               Advisors Limited                 Advisors Limited
CLASSES - ADVISER
----------------------------------------------------------------------------------------------------------------------------

                                     CONTRACT 13                      CONTRACT 14                     CONTRACT 15
----------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT             VULdb                          VULdb (Elite Series)             Lincoln ChoicePlus II Bonus
NAME AND TYPE
----------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)             Yes                            Yes                              Yes
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             333-52194                      333-52194                        333-91182
NUMBER-1933 ACT
----------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE               LN680                          LN680                            30070BNYFA2
FORM NUMBERS                 LN680-U                        LN680-U
----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT             Lincoln Life & Annuity         Lincoln Life & Annuity           Lincoln New York Separate
NAME/DATE                    Flexible Premium Variable      Flexible Premium Variable Life   Account N for Variable
ESTABLISHED                  Life Account M                 Account M                        Annuities
                             11/24/97                       11/24/97                         3/11/99
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             811-08559                      811-08559                        811-09763
NUMBER - 1940 ACT
----------------------------------------------------------------------------------------------------------------------------
TEMPLETON                    Templeton Growth               Templeton Growth                 Franklin Small Cap Fund -
VARIABLE PRODUCTS            Securities Fund - Class 2 -    Securities Fund - Class 1 -      Class 2 - Franklin
SERIES FUND                  Templeton Global               Templeton Global                 Advisors, Inc.
("TVP"), FRANKLIN            Advisors Limited               Advisors Limited
TEMPLETON                                                                                    Templeton Growth
VARIABLE INSURANCE           Templeton Foreign Securities   Franklin Small Cap Fund -        Securities Fund - Class 2 -
PRODUCTS TRUST -             Fund - Class 2 -               Class 1 - Franklin               Templeton Global
PORTFOLIOS AND               Templeton Investment           Advisors, Inc.                   Advisors Limited
CLASSES - ADVISER            Counsel, Inc.

                             Franklin Small Cap Fund -
                             Class 1 - Franklin
                             Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------

                                     CONTRACT 16                      CONTRACT 17                     CONTRACT 18
----------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT             VULdb II                       SVUL (Elite)                     SVUL II (Elite)
NAME AND TYPE
----------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)             Yes                            Yes                              Yes
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             333-84688                      333-46113                        333-46113
NUMBER -1933 ACT
----------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE               LN690NY                        LN650NY                          LN655
FORM NUMBERS
----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT             Lincoln Life & Annuity         LLANY Separate Account           LLANY Separate Account
NAME/DATE                    Flexible Premium Variable      R for Flexible Premium           R for Flexible Premium
ESTABLISHED                  Life Account M                 Variable Life Insurance          Variable Life Insurance
                             11/24/97                       1/29/98                          1/29/98
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             811-08559                      811-08651                        811-08651
NUMBER - 1940 ACT
----------------------------------------------------------------------------------------------------------------------------
TEMPLETON                    Templeton Growth               Templeton Growth                 Templeton Growth
VARIABLE PRODUCTS            Securities Fund - Class 1 -    Securities Fund - Class 1-       Securities Fund - Class 1 -
SERIES FUND                  Templeton Global               Templeton Global                 Templeton Global
("TVP"), FRANKLIN            Advisors Limited               Advisors Limited                 Advisors Limited
TEMPLETON
VARIABLE INSURANCE           Franklin Small Cap Fund -      Franklin Small Cap Fund -        Franklin Small Cap Fund -
PRODUCTS TRUST -             Class 1 - Franklin             Class 1 - Franklin               Class 1 - Franklin
PORTFOLIOS AND               Advisors, Inc.                 Advisors, Inc.                   Advisors, Inc.
CLASSES - ADVISER
----------------------------------------------------------------------------------------------------------------------------

                                     CONTRACT 19                      CONTRACT 20                     CONTRACT 21
----------------------------------------------------------------------------------------------------------------------------
CONTRACT/PRODUCT             VULcv II (Elite)               VULcv III                        SVUL III
NAME AND TYPE
----------------------------------------------------------------------------------------------------------------------------
REGISTERED (Y/N)             Yes                            Yes                              Yes
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             333-61594                      333-84684                        333-90508
NUMBER -1933 ACT
----------------------------------------------------------------------------------------------------------------------------
REPRESENTATIVE               LN665                          LN670NY                          LN656NY
FORM NUMBERS                 LN665-U
----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT             Lincoln Life & Annuity         Lincoln Life & Annuity           LLANY Separate Account R for
NAME/DATE                    Flexible Premium Variable      Flexible Premium Variable Life   Flexible Premium Variable
ESTABLISHED                  Life Account M                 Account M                        Life Insurance
                             11/24/97                       11/24/97                         1/29/98
----------------------------------------------------------------------------------------------------------------------------
SEC REGISTRATION             811-08559                      811-08559                        811-08651
NUMBER - 1940 ACT
----------------------------------------------------------------------------------------------------------------------------
TEMPLETON                    Templeton Growth               Templeton Growth                 Templeton Growth
VARIABLE PRODUCTS            Securities Fund - Class 1 -    Securities Fund - Class 1 -      Securities Fund - Class 1-
SERIES FUND                  Templeton Global               Templeton Global                 Templeton Global
("TVP"), FRANKLIN            Advisors Limited               Advisors Limited                 Advisors Limited
TEMPLETON
VARIABLE INSURANCE           Franklin Small Cap Fund -      Franklin Small Cap Fund -        Franklin Small Cap Fund -
PRODUCTS TRUST -             Class 1 - Franklin             Class 1 - Franklin               Class 1 - Franklin
PORTFOLIOS AND               Advisors, Inc.                 Advisors, Inc.                   Advisors, Inc.
CLASSES - ADVISER
----------------------------------------------------------------------------------------------------------------------------

                                     FORM OF

                   AMENDMENT NO. 3 TO PARTICIPATION AGREEMENT
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                   Lincoln Life & Annuity Company of New York
                     [name of insurance company distributor]

The participation agreement, dated as of May 1, 2000 by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Lincoln Life & Annuity Company of New York (the "Agreement"), is hereby amended as follows:

1. [name of insurance company distributor] is added as a party to the Agreement.

2.   The following Section 2.1.12 is added to the Agreement:

          "2.1.12 As covered financial institutions we, only with respect to Portfolio shareholders, and you each undertake and agree to comply, and to take full responsibility in complying with any and all applicable laws, regulations, protocols and other requirements relating to money laundering including, without limitation, the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (Title III of the USA PATRIOT
     Act)."

3. The following paragraphs of Section 3 are hereby deleted in their entirety and replaced with the following paragraphs:

          "3.1 We will make shares of the Portfolios available to the Accounts for the benefit of the Contracts. The shares will be available for purchase at the net asset value per share next computed after we (or our agent) receive a purchase order, as established in accordance with the provisions of the then current prospectus of the Trust. Notwithstanding the foregoing, the Trust's Board of Trustees ("Trustees") may refuse to sell shares of any Portfolio to any person, or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees, they deem such action to be in the best interests of the shareholders of such Portfolio. Without limiting the foregoing, the Trustees have determined that there is a significant risk that the Trust and its shareholders may be adversely affected by investors with short term trading activity and/or whose purchase and redemption activity follows a market timing pattern as defined in the prospectus for the Trust, and have authorized the Trust, the Underwriter and the Trust's transfer agent to adopt procedures and take other action (including, without limitation, rejecting specific purchase orders) as they deem necessary to reduce, discourage or eliminate such trading and/or market timing activity. You agree to cooperate with us to assist us in implementing the Trust's restrictions on excessive and/or short term trading activity and/or purchase and redemption activity that follows a market timing pattern.

          3.4 You are hereby appointed as our designee for the sole purpose of receiving from Contract owners purchase and exchange orders and requests for redemption resulting from investment in and payments under the Contracts that pertain to subaccounts that invest in Portfolios ("Instructions"). "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC and its current prospectus. "Close of Trading" shall mean the close of trading on the New York Stock Exchange, generally 4:00 p.m. eastern time. You represent and warrant that all Instructions transmitted to us for processing on or as of a given Business Day ("Day 1") shall have been received in proper form and time stamped by you prior to the Close of Trading on Day 1. Such Instructions shall receive the share price next calculated following the Close of Trading on Day 1, provided that we receive such Instructions from you before 9 a.m. Eastern Time on the next Business Day ("Day 2"). You represent and warrant that Instructions received in proper form and time stamped by you after the Close of Trading on Day 1 shall be treated by you and transmitted to us as if received on Day 2. Such Instructions shall receive the share price next calculated following the Close of Trading on Day 2. You represent and warrant that you have and will maintain systems in place reasonably designed to prevent Instructions received after the Close of Trading on Day 1 from being executed with Instructions received before the Close of Trading on Day 1. All Instructions we receive from you after 9 a.m. Eastern Time on Day 2 shall be processed by us on the following Business Day and shall receive the share price next calculated following the Close of Trading on Day 2."

4. Section 9 of the Agreement is hereby deleted in its entirety and replaced with the following Section 9:

     "9.  TERMINATION

          9.1 This Agreement may be terminated by mutual agreement at any time. If this Agreement is so terminated, we shall, at your option, continue to make available additional shares of any Portfolio and redeem shares of any Portfolio for any or all Contracts or Accounts existing on the effective date of termination of this Agreement, pursuant to the terms and conditions of this Agreement.

          9.2 This Agreement may be terminated by any party in its entirety or with respect to one, some or all Portfolios for any reason by sixty (60) days' advance written notice delivered to the other parties. If this Agreement is so terminated, we may, at our option, continue to make available additional shares of any Portfolio and redeem shares of any Portfolio for any or all Contracts or Accounts existing on the effective date of termination of this Agreement, pursuant to the terms and conditions of this Agreement; alternatively, we may, at our option, redeem the Portfolio shares held by the Accounts, PROVIDED that such redemption shall not occur prior to six (6) months following written notice of termination, during which time we will cooperate with you in effecting a transfer of Portfolio assets to another underlying fund pursuant to any legal and appropriate means.

          9.3 This Agreement may be terminated immediately by us upon written notice to you if you materially breach any of the representations and warranties made in this Agreement or you are materially in default in the performance of any of your duties or obligations under the Agreement, receive a written notice thereof and fail to remedy such default or breach to our reasonable satisfaction within 30 days after such notice. If this Agreement so terminates, the parties shall cooperate to effect an orderly windup of the business which may include, at our option, a redemption of the Portfolio shares held by the Accounts, PROVIDED that such redemption shall not occur prior to a period of up to six (6) months following written notice of termination, during which time we will cooperate reasonably with you in effecting a transfer of Portfolio assets to another underlying fund pursuant to any legal and appropriate means.

          9.4 This Agreement may be terminated immediately by us upon written notice to you if, with respect to the representations and warranties made in sections 2.1.3, 2.1.5, 2.1.7 and 2.1.12 of this Agreement: (i) you materially breach any of such representations and warranties; or (ii) you inform us that any of such representations and warranties may no longer be true or might not be true in the future; or (iii) any of such representations and warranties were not true on the effective date of this Agreement, are at any time no longer true, or have not been true during any time since the effective date of this Agreement. If this Agreement is so terminated, the Trust may redeem, at its option in kind or for cash, the Portfolio shares held by the Accounts on the effective date of termination of this Agreement.

          9.5 This Agreement may be terminated by the Board of Trustees of the Trust, in the exercise of its fiduciary duties, either upon its determination that such termination is a necessary and appropriate remedy for a material breach of this Agreement which includes a violation of laws, or upon its determination to completely liquidate a Portfolio. Pursuant to such termination, the Trust may redeem, at its option in kind or for cash, the Portfolio shares held by the Accounts on the effective date of termination of this Agreement;

          9.6 This Agreement shall terminate immediately in the event of its assignment by any party without the prior written approval of the other parties, or as otherwise required by law. If this Agreement is so terminated, the Trust may redeem, at its option in kind or for cash, the Portfolio shares held by the Accounts on the effective date of termination of this Agreement.

          9.7 This Agreement shall be terminated as required by the Shared Funding Order, and its provisions shall govern.

          9.8 The provisions of Sections 2 (Representations and Warranties) and 7 (Indemnification) shall survive the termination of this Agreement. All other applicable provisions of this Agreement shall survive the termination of this Agreement, as long as shares of the Trust are held on behalf of Contract owners, except that we shall have no further obligation to sell Trust shares with respect to Contracts issued after termination.

          9.9 You shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to your assets held in the Account) except: (i) as necessary to implement Contract owner initiated or approved transactions; (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption"); or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, you shall promptly furnish to us the opinion of your counsel (which counsel shall be reasonably satisfactory to us) to the effect that any redemption pursuant to clause (ii) of this Section 9.9 is a Legally Required Redemption. Furthermore, you shall not prevent Contract owners from allocating payments to any Portfolio that has been available under a Contract without first giving us ninety (90) days advance written notice of your intention to do so."

5.   The following Section 10.13 is added to the Agreement:

          "10.13 We and you both agree that: (a) if the Trustees approve a revision of Section 3 of the form of Participation Agreement used by the Trust for the purpose of clarifying procedures and responsibilities regarding purchase and redemption of Portfolio shares to address recent regulatory concerns regarding late trading and market timing activity (the "Form"), then we and you will both negotiate in good faith and execute an amendment to Section 3 of this Agreement to achieve the purposes intended by such revision of the Form ("Amendment"); and (b) if an Amendment is not completed and fully executed by you and us by six months after the Trustees' approval of the revised Form, then this Agreement will terminate immediately at that time, notwithstanding any other termination provisions in this Agreement, and such termination shall be considered a termination by mutual agreement pursuant to Section 9.1 of this Agreement."

6. Schedules A, C, D, F and G of the Agreement are hereby deleted in their entirety and replaced with the Schedules A, C, D, F and G attached hereto, respectively.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of May 1, 2003.


FRANKLIN TEMPLETON VARIABLE              LINCOLN LIFE & ANNUITY COMPANY OF
INSURANCE PRODUCTS TRUST                 NEW YORK


By:                                      By:
    ----------------------------------       ----------------------------------
Name:  Karen L. Skidmore                 Name: Rise C.M. Taylor
Title: Assistant Vice President          Title: Senior Vice President

FRANKLIN TEMPLETON DISTRIBUTORS,         [NAME OF INSURANCE COMPANY DISTRIBUTOR]
INC.


By:                                      By:
    ----------------------------------       -----------------------------------
Name:  Philip J. Kearns                  Name:
Title: Vice President                    Title:

                                   SCHEDULE A

                         THE COMPANY AND ITS DISTRIBUTOR

THE COMPANY

Lincoln Life & Annuity Company of New York
175 Berkeley Street
Boston, Massachusetts 02117

A life insurance company incorporated in the Commonwealth of Massachusetts

ITS DISTRIBUTOR

[Name of Distributor]
Address ____________
______________________

A corporation organized under the laws of state of _________________.

                                        B

                                   SCHEDULE C

  AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST; INVESTMENT ADVISERS

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
TRUST                                                INVESTMENT ADVISER
----------------------------------------------       ------------------
Franklin Small Cap Fund, Classes 1 and 2             Franklin Advisers, Inc.

Templeton Foreign Securities Fund, Classes 1 and 2   Templeton Investment Counsel, LLC

Templeton Global Asset Allocation Fund, Class 1      Templeton Investment Counsel, LLC

Templeton Growth Securities Fund, Classes 1 and 2    Templeton Global Advisors Ltd.

                                        C

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

             PRODUCT NAME
            REGISTERED Y/N              SEPARATE ACCOUNT NAME
        1933 ACT #, STATE FORM            REGISTRATION DATE
 #               ID                          1940 ACT #                  CLASSES OF SHARES AND PORTFOLIOS
-------------------------------------------------------------------------------------------------------------
1.   SVUL I                        LLANY Separate Account R for       CLASS 1 SHARES:
     Yes                           Flexible Premium Variable          Templeton Foreign Securities Fund
     333-46113                     Life Insurance                     Templeton Global Asset Allocation Fund
     LN650NY                       January 29, 1998                   Templeton Growth Securities Fund
                                   811-08651

2.   VUL I                         Lincoln Life & Annuity             CLASS 1 SHARES:
     Yes                           Flexible Premium Variable          Templeton Foreign Securities Fund
     333-42507                     Life Account M                     Templeton Global Asset Allocation Fund
     LN605NY                       November 24, 1997                  Templeton Growth Securities Fund
     LN615NY                       811-08559

3.   Lincoln ChoicePlus            Lincoln New York Separate          CLASS 2 SHARES:
     Variable Annuity              Account N for Variable             Franklin Small Cap Fund
     Yes                           Annuities
     333-93875                     March 11, 1999                     Templeton Growth Securities Fund
     AN426NY                       811-09763

4.   CVUL III                      LLANY Separate Account S for       CLASS 1 SHARES:
     Yes                           Flexible Premium Variable          Franklin Small Cap Fund
     333-74325                     Life Insurance                     Templeton Growth Securities Fund
     LN925                         March 2, 1999
                                   811-09257

5.   LVUL                          Lincoln Life & Annuity             CLASS 2 SHARES:
     Yes                           Flexible Premium Variable          Templeton Foreign Securities Fund
     333-42507                     Life Account M                     Templeton Growth Securities Fund
     LN660NY                       November 24, 1997
                                   811-08559

6.   Lincoln ChoicePlus Access     Lincoln New York Separate          CLASS 2 SHARES:
     Yes                           Account N for Variable             Franklin Small Cap Fund
     333-37982                     Annuities
     30296NY                       March 11, 1999                     Templeton Growth Securities Fund
                                   811-09763

7.   Lincoln ChoicePlus II         Lincoln New York Separate          CLASS 2 SHARES:
     Yes                           Account N for Variable             Franklin Small Cap Fund
     333-93875                     Annuities                          Templeton Growth Securities Fund
     30070BNYMVA3                  March 11, 1999
                                   811-09763

             PRODUCT NAME
            REGISTERED Y/N              SEPARATE ACCOUNT NAME
        1933 ACT #, STATE FORM            REGISTRATION DATE
 #               ID                          1940 ACT #                  CLASSES OF SHARES AND PORTFOLIOS
-------------------------------------------------------------------------------------------------------------
8.   Lincoln ChoicePlus II         Lincoln New York Separate          CLASS 2 SHARES:
     Access                        Account N for Variable             Franklin Small Cap Fund
     Yes                           Annuities                          Templeton Growth Securities Fund
     333-37982                     March 11, 1999
     30070BNYMVA3                  811-09763

9.   Lincoln ChoicePlus II         Lincoln New York Separate          CLASS 2 SHARES:
     Advance                       Account N for Variable             Franklin Small Cap Fund
     Yes                           Annuities                          Templeton Growth Securities Fund
     333-83718                     March 11, 1999
     30070BNYMVA3                  811-09763

10.  VULdb                         Lincoln Life & Annuity             CLASS 2 SHARES:
     Yes                           Flexible Premium Variable          Templeton Foreign Securities Fund
     333-52194                     Life Account M                     Templeton Growth Securities Fund
     LN680                         November 24, 1997
     LN680-U                       811-08559                          CLASS 1 SHARES:
                                                                      Franklin Small Cap Fund

11.  VULdb (Elite Series)          Lincoln Life & Annuity             CLASS 1 SHARES:
     Yes                           Flexible Premium Variable          Franklin Small Cap Fund
     333-52194                     Life Account M                     Templeton Growth Securities Fund
     LN680                         November 24, 1997
     LN680-U                       811-08559

12.  Lincoln ChoicePlus II         Lincoln New York Separate          CLASS 2 SHARES:
     Bonus                         Account N for Variable             Franklin Small Cap Fund
     Yes                           Annuities                          Templeton Growth Securities Fund
     333-91182                     March 11, 1999
     30070BNYMVA3                  811-09763

13.  VULdb II                      Lincoln Life & Annuity             CLASS 1 SHARES:
     Yes                           Flexible Premium Variable          Franklin Small Cap Fund
     333-84688                     Life Account M                     Templeton Growth Securities Fund
     LN690NY                       November 24, 1997
                                   811-08559

14.  SVUL I (Elite)                LLANY Separate Account R for       CLASS 1 SHARES:
     Yes                           Flexible Premium Variable          Franklin Small Cap Fund
     333-46113                     Life Insurance                     Templeton Growth Securities Fund
     LN650NY                       January 29, 1998
                                   811-08651

15.  SVUL II (Elite)               LLANY Separate Account R for       CLASS 1 SHARES:
     Yes                           Flexible Premium Variable          Franklin Small Cap Fund
     333-33778                     Life Insurance                     Templeton Growth Securities Fund
     LN655NY                       January 29, 1998
                                   811-08651

             PRODUCT NAME
            REGISTERED Y/N              SEPARATE ACCOUNT NAME
        1933 ACT #, STATE FORM            REGISTRATION DATE
 #               ID                          1940 ACT #                  CLASSES OF SHARES AND PORTFOLIOS
-------------------------------------------------------------------------------------------------------------
16.  VULcv II (Elite)              Lincoln Life & Annuity             CLASS 1 SHARES:
     Yes                           Flexible Premium Variable          Franklin Small Cap Fund
     333-61594                     Life Account M                     Templeton Growth Securities Fund
     LN665                         November 24, 1997
     LN665-U                       811-08559

17.  VULcv III                     Lincoln Life & Annuity             CLASS 1 SHARES:
     Yes                           Flexible Premium Variable          Franklin Small Cap Fund
     333-84684                     Life Account M                     Templeton Growth Securities Fund
     LN670NY                       November 24, 1997
                                   811-08559

18.  SVUL III                      LLANY Separate Account R for       CLASS 1 SHARES:
     Yes                           Flexible Premium Variable          Franklin Small Cap Fund
     333-90508                     Life Insurance                     Templeton Growth Securities Fund
     LN656NY                       January 29, 1998
                                   811-08651

19.  ChoicePlus Assurance (B       Lincoln New York Separate          CLASS 2 SHARES:
     Share)                        Account N for Variable             Franklin Small Cap Fund
     Yes                           Annuities                          Templeton Growth Securities Fund
     333-93875                     March 11, 1999
     30070BNYBA                    811-09763

20.  ChoicePlus Assurance (C       Lincoln New York Separate          CLASS 2 SHARES:
     Share)                        Account N for Variable             Franklin Small Cap Fund
     Yes                           Annuities                          Templeton Growth Securities Fund
     333-37982                     March 11, 1999
     30070BNYC                     811-09763

21.  ChoicePlus Assurance (L       Lincoln New York Separate          CLASS 2 SHARES:
     Share)                        Account N for Variable             Franklin Small Cap Fund
     Yes                           Annuities                          Templeton Growth Securities Fund
     333-83718                     March 11, 1999
     30070BNYAL                    811-09763

22.  ChoicePlus Assurance          Lincoln New York Separate          CLASS 2 SHARES:
     (Bonus)                       Account N for Variable             Franklin Small Cap Fund
     Yes                           Annuities                          Templeton Growth Securities Fund
     333-91182                     March 11, 1999
     30070BNYN                     811-09763

                                   SCHEDULE F

                          RULE 12b-1 PLANS OF THE TRUST

COMPENSATION SCHEDULE

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan, stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.

     PORTFOLIO NAME                                  MAXIMUM ANNUAL PAYMENT RATE
     --------------                                  ---------------------------
    Franklin Small Cap Fund                                    0.25%

    Templeton Foreign Securities Fund                          0.25%
    Templeton Growth Securities Fund                           0.25%

AGREEMENT PROVISIONS

     If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-1 plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

     To the extent the Company or its affiliates, agents or designees (collectively "you") provide any activity or service which is primarily intended to assist in the promotion, distribution or account servicing of Eligible Shares ("Rule 12b-1 Services") or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. "Rule 12b-1 Services" may include, but are not limited to, printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of dealers and their representatives, and similar distribution-related expenses, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), education of Contract Owners, answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and October.

     You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

     The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty
(60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.

                                   SCHEDULE G

                              ADDRESSES FOR NOTICES

     To the Company:            Lincoln Life & Annuity Company of New York
                                2001 Third Avenue South
                                Birmingham, Alabama 35233
                                Attention: Anthony Mcwhorter, President

     To the Distributor         [Name of Distributor]
                                Address ____________
                                _____________________
                                Attention: __________


     To the Trust:              Franklin Templeton Variable Insurance Products Trust
                                One Franklin Parkway
                                San Mateo, California 94403
                                Attention: Karen L. Skidmore
                                Assistant Vice President

     To the Underwriter:        Franklin Templeton Distributors, Inc.
                                One Franklin Parkway
                                San Mateo, California 94403
                                Attention: Philip J. Kearns
                                Vice President

                                        G

                   AMENDMENT NO. 3 TO PARTICIPATION AGREEMENT
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                   Lincoln Life & Annuity Company of New York
                     Lincoln Financial Advisors Corporation

     Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us") and The Lincoln Life Y Annuity Company of New York ("you"), and your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1, 2000 (the "Agreement"). The parties now desire to amend the Agreement in this amendment (the "Amendment").

     Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                A M E N D M E N T

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Lincoln Financial Advisors Corporation is hereby added as a party to this Agreement.

2. Section 2.1.6 of the Agreement is hereby amended to add the following sentence at the end of the section:

     "Without limiting the foregoing, you agree that in recommending to a Contract owner the purchase, sale or exchange of any subaccount units under the Contracts, you shall have reasonable grounds, based on representations from the broker/dealers in their signed agreements with you, for believing that the recommendation is suitable for such Contract owner."

3.   A new Section 2.1.12 is hereby added to the Agreement as follows:

          "2.1.12 As covered financial institutions we, only with respect to Portfolio shareholders, and you each undertake and agree to comply, and to take full responsibility in complying with any and all applicable laws, regulations, protocols and other requirements relating to money laundering including, without limitation, the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 (Title III of the USA PATRIOT
     Act)."

4. Section 3 of the Agreement is hereby deleted in its entirety and replaced with the following Section 3:

     "3. PURCHASE AND REDEMPTION OF TRUST PORTFOLIO SHARES

          3.1  AVAILABILITY OF TRUST PORTFOLIO SHARES

               3.1.1 We will make shares of the Portfolios available to the Accounts for the benefit of the Contracts. The shares will be available for purchase at the net asset value per share next computed after we (or our agent, or you as our designee) receive a purchase order, as established in accordance with the provisions of the then current prospectus of the Trust. All orders are subject to acceptance by us and by the Portfolio or its transfer agent, and become effective only upon confirmation by us. Notwithstanding the foregoing, the Trust's Board of Trustees ("Trustees") may refuse to sell shares of any Portfolio to any person, or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees, they deem such action to be in the best interests of the shareholders of such Portfolio.

               3.1.2 Without limiting the other provisions of this Section 3.1, among other delegations by the Trustees, the Trustees have determined that there is a significant risk that the Trust and its shareholders may be adversely affected by investors with short term trading activity and/or whose purchase and redemption activity follows a market timing pattern as defined in the prospectus for the Trust, and have authorized the Trust, the Underwriter and the Trust's transfer agent to adopt procedures and take other action (including, without limitation, rejecting specific purchase orders in whole or in part) as they deem necessary to reduce, discourage, restrict or eliminate such trading and/or market timing activity. You agree that your purchases and redemptions of Portfolio shares are subject to, and that you will assist us in implementing, the Market Timing Trading Policy and Additional Policies (as described in the Trust's prospectus) and the Trust's restrictions on excessive and/or short term trading activity and/or purchase and redemption activity that follows a market timing pattern.

               3.1.3 We agree that shares of the Trust will be sold only to life insurance companies which have entered into fund participation agreements with the Trust ("Participating Insurance Companies") and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order. No shares of any Portfolio will be sold to the general public.

          3.2  THIS SUBSECTION 3.2 IS NOT USED

          3.3  PURCHASE AND REDEMPTION

               3.3.1 You are hereby appointed as our designee for the sole purpose of receiving from Contract owners purchase and exchange orders and requests for redemption resulting from investment in and payments under the Contracts that pertain to subaccounts that invest in Portfolios ("Instructions"). "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC and its current prospectus. "Close of Trading" shall mean the close of trading on the New York Stock Exchange, generally 4:00 p.m. New York time. You represent and warrant that all Instructions transmitted to us for processing on or as of a given Business Day ("Day 1") shall have been received in proper form and time stamped by you prior to the Close of Trading on Day 1. Such Instructions shall receive the share price next calculated following the Close of Trading on Day 1, provided that we receive such Instructions from you before 9:30 a.m. New York time on the next Business Day ("Day 2"). You represent and warrant that Instructions received in proper form and time stamped by you after the Close of Trading on Day 1 shall be treated by you and transmitted to us as if received on Day 2. Such Instructions shall receive the share price next calculated following the Close of Trading on Day 2. You represent and warrant that you have, maintain and periodically test, procedures and systems in place reasonably designed to prevent Instructions received after the Close of Trading on Day 1 from being executed with Instructions received before the Close of Trading on Day 1. All Instructions we receive from you after 9:30 a.m. New York time on Day 2 shall be processed by us on the following Business Day and shall receive the share price next calculated following the Close of Trading on Day 2.

               3.3.2 We shall calculate the net asset value per share of each Portfolio on each Business Day, and shall communicate these net asset values to you or your designated agent on a daily basis as soon as reasonably practical after the calculation is completed (normally by 6:30 p.m. New York time).

               3.3.3 You shall submit payment for the purchase of shares of a Portfolio on behalf of an Account in federal funds transmitted by wire to the Trust or to its designated custodian, which must receive such wires no later than the close of the Reserve Bank, which is 6:00 p.m. New York time, on the Business Day following the Business Day as of which such purchases orders are made.

               3.3.4 We will redeem any full or fractional shares of any Portfolio, when requested by you on behalf of an Account, at the net asset value next computed after receipt by us (or our agent or you as our designee) of the request for redemption, as established in accordance with the provisions of the then current prospectus of the Trust. We shall make payment for such shares in the manner we establish from time to time, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act. Payments for the purchase or redemption of shares by you may be netted against one another on any Business Day for the purpose of determining the amount of any wire transfer on that Business Day.

               3.3.5 Issuance and transfer of the Portfolio shares will be by book entry only. Stock certificates will not be issued to you or the Accounts. Portfolio shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

               3.3.6 We shall furnish, on or before the ex-dividend date, notice to you of any income dividends or capital gain distributions payable on the shares of any

     Portfolio. You hereby elect to receive all such income dividends and capital gain distributions as are payable on shares of a Portfolio in additional shares of that Portfolio, and you reserve the right to change this election in the future. We will notify you of the number of shares so issued as payment of such dividends and distributions.

               3.3.7 Each party to this Agreement agrees that, in the event of a material error resulting from incorrect information or confirmations, the parties will seek to comply in all material respects with the provisions of applicable federal securities laws.

5.   A new Section 6.8 is hereby added to the Agreement as follows:

          "6.8 You agree that any posting of Portfolio prospectuses on your website will result in the Portfolio prospectuses: (i) appearing identical to the hard copy printed version; (ii) being clearly associated with the particular Contracts in which they are available and posted in close proximity to the applicable Contract prospectuses; (iii) having no less prominence than prospectuses of any other underlying funds available under the Contracts; and (iv) being used in an authorized manner. Notwithstanding the above, you understand and agree that you are responsible for ensuring that participation in the Portfolios, and any website posting, or other use, of the Portfolio prospectuses is in compliance with this Agreement and applicable state and federal securities and insurance laws and regulations, including as they relate to paper or electronic use of fund prospectuses. The format of such presentation, the script and layout for any website that mentions the Trust, the Underwriter, an Adviser or the Portfolios shall be routed to us as sales literature or other promotional materials, pursuant to Section 6 of this Agreement.

          In addition, you agree to be solely responsible for maintaining and updating the Portfolio prospectuses' PDF files (including prospectus supplements) and removing and/or replacing promptly any outdated prospectuses, as necessary, ensuring that any accompanying instructions by us, for using or stopping use are followed. You agree to designate and make available to us a person to act as a single point of communication contact for these purposes. We are not responsible for any additional costs or additional liabilities that may be incurred as a result of your election to place the Portfolio prospectuses on your website. We reserve the right to revoke this authorization, at any time and for any reason, although we may instead make our authorization subject to new procedures."

6.   A new Section 6.9 is hereby added to the Agreement as follows:

          "6.9 Each of your and your distributor's registered representatives, agents, independent contractors and employees, as applicable, will have access to our websites at franklintempleton.com, and such other URLs through which we may permit you to conduct business concerning the Portfolios from time to time (referred to collectively as the "Site") as provided herein: (i) upon registration by such individual on a Site; (ii) if you cause a Site Access Request Form (an "Access Form") to be signed by your authorized supervisory personnel and submitted to us, as a Schedule to, and legally a part of, this Agreement; or (iii) if you provide such individual with the necessary access codes or other information necessary to access the Site through any generic or firm-wide authorization we may grant you from time to time. Upon receipt by us of a completed registration submitted by an individual through the Site or a signed Access Form referencing such individual, we shall be entitled to rely upon the representations contained therein as if you had made them directly hereunder and we will issue a user identification, express number and/or password (collectively, "Access Code"). Any person to whom we issue an Access Code or to whom you provide the necessary Access Codes or other information necessary to access the Site through any generic or firm-wide authorization we may grant you from time to time shall be an "Authorized User."

          We shall be entitled to assume that such person validly represents you and that all instructions received from such person are authorized, in which case such person will have access to the Site, including all services and information to which you are authorized to access on the Site. All inquiries and actions initiated by you (including your Authorized Users) are your responsibility, are at your risk and are subject to our review and approval (which could cause a delay in processing). You agree that we do not have a duty to question information or instructions you (including Authorized Users) give to us under this Agreement, and that we are entitled to treat as authorized, and act upon, any such instructions and information you submit to us. You agree to take all reasonable measures to prevent any individual other than an Authorized User from obtaining access to the Site. You agree to inform us if you wish to restrict or revoke the access of any individual Access Code. If you become aware of any loss or theft or unauthorized use of any Access Code, you agree to contact us immediately. You also agree to monitor your (including Authorized Users') use of the Site to ensure the terms of this Agreement are followed. You also agree that you will comply with all policies and agreements concerning Site usage, including without limitation the Terms of Use Agreement(s) posted on the Site ("Site Terms"), as may be revised and reposted on the Site from time to time, and those Site Terms (as in effect from time to time) are a part of this Agreement. Your duties under this section are considered "services" required under the terms of this Agreement. You acknowledge that the Site is transmitted over the Internet on a reasonable efforts basis and we do not warrant or guarantee their accuracy, timeliness, completeness, reliability or non-infringement. Moreover, you acknowledge that the Site is provided for informational purposes only, and is not intended to comply with any requirements established by any regulatory or governmental agency."

7. A new paragraph is added at the end of Section 10.8 of the Agreement as follows:

     "Each party to this Agreement agrees to limit the disclosure of nonpublic personal information of Contract owners consistent with its policies on privacy with respect to such information and Regulation S-P of the SEC. Each party hereby agrees that it will comply with all applicable requirements under the regulations implementing Title V of the Gramm-Leach-Bliley Act and any other applicable federal and state consumer privacy acts, rules and regulations. Each party further represents that it has in place, and agrees that it will maintain, information security policies and procedures for protecting nonpublic personal customer information adequate to conform to applicable legal requirements."

8. Schedules A, C, D, F and G of the Agreement are hereby deleted in their entirety and replaced with the Schedules A, C, D, F and G attached hereto, respectively.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed effective as of May 1, 2003.


FRANKLIN TEMPLETON VARIABLE INSURANCE      LINCOLN LIFE & ANNUITY COMPANY OF NEW
PRODUCTS TRUST                             YORK


By: /s/ Karen L. Skidmore                  By: /s/ Rise C. M. Taylor
    --------------------------------           --------------------------------
Name: Karen L. Skidmore                    Name: Rise C. M. Taylor
Title: Assistant Vice President            Title: Second Vice President


FRANKLIN TEMPLETON DISTRIBUTORS, INC.      LINCOLN FINANCIAL ADVISORS
                                           CORPORATION


By: /s/ Philip J. Kearns                   By: /s/ Lucy D. Gase
    --------------------------------           --------------------------------
Name: Philip J. Kearns                     Name: Lucy D. Gase
Title: Vice President                      Title: Vice President

                                   SCHEDULE A

                         THE COMPANY AND ITS DISTRIBUTOR

THE COMPANY

Lincoln Life & Annuity Company of New York
100 Madison Street, Suit 1860
Syracuse, NY 13202


A life insurance company incorporated in the State of New York

ITS DISTRIBUTOR

Lincoln Financial Advisors Corporation
1300 South Clinton Street
Ft. Wayne, IN 46802

A corporation organized under the laws of state of Indiana

                                        B

                                   SCHEDULE C

  AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST; INVESTMENT ADVISERS

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
TRUST                                                 INVESTMENT ADVISER
Franklin Small Cap Fund, Classes 1 and 2              Franklin Advisers, Inc.

Templeton Foreign Securities Fund, Classes 1 and 2    Templeton Investment Counsel,
                                                      LLC
Templeton Global Asset Allocation Fund, Class 1       Templeton Investment Counsel,
                                                      LLC
Templeton Growth Securities Fund, Classes 1 and 2     Templeton Global Advisors Ltd.

                                        C

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

                                       PRODUCT NAME
                                      REGISTERED Y/N             SEPARATE ACCOUNT NAME
                                  1933 ACT #, STATE FORM           REGISTRATION DATE                CLASSES OF SHARES AND
  #         COMPANY NAME                    ID                         1940 ACT #                         PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
1.      Lincoln Life &          SVUL I                        LLANY Separate Account R for   CLASS 1 SHARES:
        Annuity Company of      Yes                           Flexible Premium Variable      Templeton Foreign Securities Fund
        New York                333-46113                     Life Insurance                 Templeton Global Asset
                                LN650NY                       January 29, 1998               Allocation Fund
                                                              811-08651                      Templeton Growth Securities Fund

2.      Lincoln Life &          VUL I                         Lincoln Life & Annuity         CLASS 1 SHARES:
        Annuity Company of      Yes                           Flexible Premium Variable      Templeton Foreign Securities Fund
        New York                333-42507                     Life Account M                 Templeton Global Asset Allocation
                                LN605NY                       November 24, 1997              Fund
                                LN615NY                       811-08559                      Templeton Growth Securities Fund

3.      Lincoln Life &          Lincoln ChoicePlus Variable   Lincoln New York Account N     CLASS 2 SHARES:
        Annuity Company of      Annuity                       for Variable Annuities         Franklin Small Cap Fund
        New York                Yes                           March 11, 1999
                                333-93875                     811-09763                      Templeton Growth Securities Fund
                                AN426NY

4.      Lincoln Life &          CVUL III                      LLANY Separate Account S       CLASS 1 SHARES:
        Annuity Company of      Yes                           for Flexible Premium           Franklin Small Cap Fund
        New York                333-74325                     Variable Life Insurance        Templeton Growth Securities Fund
                                LN925                         March 2, 1999
                                                              811-09257

5.      Lincoln Life &          LVUL                          Lincoln Life & Annuity         CLASS 2 SHARES:
        Annuity Company of      Yes                           Flexible Premium Variable      Templeton Foreign Securities Fund
        New York                333-42507                     Life Account M                 Templeton Growth Securities Fund
                                LN660NY                       November 24, 1997
                                                              811-08559

6.      Lincoln Life &          Lincoln ChoicePlus Access     Lincoln New York Account N     CLASS 2 SHARES:
        Annuity Company of      Yes                           for Variable Annuities         Franklin Small Cap Fund
        New York                333-37982                     March 11, 1999
                                30296NY                       811-09763                      Templeton Growth Securities Fund

7.      Lincoln Life &          Lincoln ChoicePlus II         Lincoln New York Account N     CLASS 2 SHARES:
        Annuity Company of      Yes                           for Variable Annuities         Franklin Small Cap Fund
        New York                333-93875                     March 11, 1999                 Templeton Growth Securities Fund
                                30070BNYMVA3                  811-09763

                                       PRODUCT NAME
                                      REGISTERED Y/N             SEPARATE ACCOUNT NAME
                                  1933 ACT #, STATE FORM           REGISTRATION DATE                CLASSES OF SHARES AND
  #         COMPANY NAME                    ID                         1940 ACT #                         PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
8.      Lincoln Life &          Lincoln ChoicePlus II         Lincoln New York Account N     CLASS 2 SHARES:
        Annuity Company of      Access                        for Variable Annuities         Franklin Small Cap Fund
        New York                Yes                           March 11, 1999                 Templeton Growth Securities Fund
                                333-37982                     811-09763
                                30070BNYMVA3

9.      Lincoln Life &          Lincoln ChoicePlus II         Lincoln New York Account N     CLASS 2 SHARES:
        Annuity Company of      Advance                       for Variable Annuities         Franklin Small Cap Fund
        New York                Yes                           March 11, 1999                 Templeton Growth Securities Fund
                                333-83718                     811-09763
                                30070BNYMVA3

10.     Lincoln Life &          VULdb                         Lincoln Life & Annuity         CLASS 2 SHARES:
        Annuity Company of      Yes                           Flexible Premium Variable      Templeton Foreign Securities Fund
        New York                333-52194                     Life Account M                 Templeton Growth Securities Fund
                                LN680                         November 24, 1997
                                LN680-U                       811-08559                      CLASS 1 SHARES:
                                                                                             Franklin Small Cap Fund

11.     Lincoln Life &          VULdb (Elite Series)          Lincoln Life & Annuity         CLASS 1 SHARES:
        Annuity Company of      Yes                           Flexible Premium Variable      Franklin Small Cap Fund
        New York                333-52194                     Life Account M                 Templeton Growth Securities Fund
                                LN680                         November 24, 1997
                                LN680-U                       811-08559

12.     Lincoln Life &          Lincoln ChoicePlus II         Lincoln New York Account N     CLASS 2 SHARES:
        Annuity Company of      Bonus                         for Variable Annuities         Franklin Small Cap Fund
        New York                Yes                           March 11, 1999                 Templeton Growth Securities Fund
                                333-91182                     811-09763
                                30070BNYMVA3

13.     Lincoln Life &          VULdb II                      Lincoln Life & Annuity         CLASS 1 SHARES:
        Annuity Company of      Yes                           Flexible Premium Variable      Franklin Small Cap Fund
        New York                333-84688                     Life Account M                 Templeton Growth Securities Fund
                                LN690NY                       November 24, 1997
                                                              811-08559

14.     Lincoln Life &          SVUL I (Elite)                LLANY Separate Account R for   CLASS 1 SHARES:
        Annuity Company of      Yes                           Flexible Premium Variable      Franklin Small Cap Fund
        New York                333-46113                     Life Insurance                 Templeton Growth Securities Fund
                                LN650NY                       January 29, 1998
                                                              811-08651

15.     Lincoln Life &          SVUL II (Elite)               LLANY Separate Account R for   CLASS 1 SHARES:
        Annuity Company of      Yes                           Flexible Premium Variable      Franklin Small Cap Fund
        New York                333-33778                     Life Insurance                 Templeton Growth Securities Fund
                                LN655NY                       January 29, 1998
                                                              811-08651

                                       PRODUCT NAME
                                      REGISTERED Y/N             SEPARATE ACCOUNT NAME
                                  1933 ACT #, STATE FORM           REGISTRATION DATE                CLASSES OF SHARES AND
  #         COMPANY NAME                    ID                         1940 ACT #                         PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
16.     Lincoln Life &          VULcv II (Elite)              Lincoln Life & Annuity         CLASS 1 SHARES:
        Annuity Company of      Yes                           Flexible Premium Variable      Franklin Small Cap Fund
        New York                333-61594                     Life Account M                 Templeton Growth Securities Fund
                                LN665                         November 24, 1997
                                LN665-U                       811-08559

17.     Lincoln Life &          VULcv III                     Lincoln Life & Annuity         CLASS 1 SHARES:
        Annuity Company of      Yes                           Flexible Premium Variable      Franklin Small Cap Fund
        New York                333-84684                     Life Account M                 Templeton Growth Securities Fund
                                LN670NY                       November 24, 1997
                                                              811-08559

18.     Lincoln Life &          SVUL III                      LLANY Separate Account R       CLASS 1 SHARES:
        Annuity Company of      Yes                           for Flexible Premium           Franklin Small Cap Fund
        New York                333-90508                     Variable Life Insurance        Templeton Growth Securities Fund
                                LN656NY                       January 29, 1998
                                                              811-08651

19.     Lincoln Life &          ChoicePlus Assurance (B       Lincoln New York Account N     CLASS 2 SHARES:
        Annuity Company of      Share)                        for Variable Annuities         Franklin Small Cap Fund
        New York                Yes                           March 11, 1999                 Templeton Growth Securities Fund
                                333-93875                     811-09763
                                30070BNYBA

20.     Lincoln Life &          ChoicePlus Assurance (C       Lincoln New York Account N     CLASS 2 SHARES:
        Annuity Company of      Share)                        for Variable Annuities         Franklin Small Cap Fund
        New York                Yes                           March 11, 1999                 Templeton Growth Securities Fund
                                333-37982                     811-09763
                                30070BNYC

21.     Lincoln Life &          ChoicePlus Assurance (L       Lincoln New York Account N     CLASS 2 SHARES:
        Annuity Company of      Share)                        for Variable Annuities         Franklin Small Cap Fund
        New York                Yes                           March 11, 1999                 Templeton Growth Securities Fund
                                333-83718                     811-09763
                                30070BNYAL

22.     Lincoln Life &          ChoicePlus Assurance (Bonus)  Lincoln New York Account N     CLASS 2 SHARES:
        Annuity Company of      Yes                           for Variable Annuities         Franklin Small Cap Fund
        New York                333-91182                     March 11, 1999                 Templeton Growth Securities Fund
                                30070BNYN                     811-09763

23.     Lincoln Life &          Momentum VUL(ONE)             Lincoln Life & Annuity         CLASS 1 SHARES:
        Annuity Company of      Yes                           Flexible Premium Variable      Franklin Small Cap Fund
        New York                333-115839                    Life Account M                 Templeton Growth Securities Fund
                                                              November 24, 1997
                                                              811-08559

                                       PRODUCT NAME
                                      REGISTERED Y/N             SEPARATE ACCOUNT NAME
                                  1933 ACT #, STATE FORM           REGISTRATION DATE                CLASSES OF SHARES AND
  #         COMPANY NAME                    ID                         1940 ACT #                         PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------------
24.     Lincoln Life &          VUL(ONE)                      Lincoln Life & Annuity         CLASS 1 SHARES:
        Annuity Company of      Yes                           Flexible Premium Variable      Franklin Small Cap Fund
        New York                333-112972                    Life Account M
                                                              November 24, 1997              CLASS 2 SHARES:
                                                              811-08559                      Templeton Growth Securities Fund

25.     Lincoln Life &          Director                      LNY Separate Account 401       CLASS 2 SHARES:
        Annuity Company of      No                            for Group Annuities            Franklin Small Cap Fund
        New York                N/A                           April 20, 2004                 Templeton Growth Securities Fund
                                                              N/A

                                   SCHEDULE F

                          RULE 12b-1 PLANS OF THE TRUST

COMPENSATION SCHEDULE

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan, stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.

       PORTFOLIO NAME                     MAXIMUM ANNUAL PAYMENT RATE
     Franklin Small Cap Fund                         0.25%
     Templeton Foreign Securities Fund               0.25%
     Templeton Growth Securities Fund                0.25%

AGREEMENT PROVISIONS

     If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-1 plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

     To the extent the Company or its affiliates, agents or designees (collectively "you") provide any activity or service which is primarily intended to assist in the promotion, distribution or account servicing of Eligible Shares ("Rule 12b-1 Services") or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. "Rule 12b-1 Services" may include, but are not limited to, printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of dealers and their representatives, and similar distribution-related expenses, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), education of Contract Owners, answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and October.

     You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

     The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty
(60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.

                                   SCHEDULE G

                              ADDRESSES FOR NOTICES

     To the Company:        Lincoln Life & Annuity Company of New York
                            100 Madison Street, Suit 1860
                            Syracuse, NY 13202
                            Attention: Rise C. M. Taylor, Second Vice President

     To the Distributor     Lincoln Financial Advisors Corporation
                            1300 South Clinton Street
                            Ft. Wayne, IN 46802
                            Attention: Lucy D. Gase, Vice President

     To the Trust:          Franklin Templeton Variable Insurance Products Trust
                            One Franklin Parkway, Bldg. 920 2nd Floor
                            San Mateo, California 94403
                            Attention: Karen L. Skidmore
                            Assistant Vice President
     With a copy to:        Murray Simpson, General Counsel

     To the Underwriter:    Franklin Templeton Distributors, Inc.
                            One Franklin Parkway, Bldg. 910 1st Floor
                            San Mateo, California 94403
                            Attention: Philip J. Kearns, Vice President
     With a copy to:        Murray Simpson, General Counsel

                   AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                   Lincoln Life & Annuity Company of New York
                     Lincoln Financial Advisors Corporation

     Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us") and The Lincoln Life Y Annuity Company of New York ("you"), and your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1, 2000 (the "Agreement"). The parties now desire to amend the Agreement in this amendment (the "Amendment").

     Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                    AMENDMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Schedule D of the Agreement is hereby deleted in its entirety and replaced with the Schedule D attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed effective as of May 2, 2005.

FRANKLIN TEMPLETON VARIABLE               LINCOLN LIFE & ANNUITY
INSURANCE PRODUCTS TRUST                  COMPANY OF NEW YORK


By:    /s/ Karen L. Skidmore              By:    /s/ Rise C.M. Taylor
    ----------------------------              ----------------------------------
Name:  Karen L. Skidmore                  Name:  Rise C. M. Taylor
Title: Assistant Vice President           Title: SecondVice President


FRANKLIN TEMPLETON DISTRIBUTORS, INC.     LINCOLN FINANCIAL ADVISORS CORPORATION


By:    /s/ Scott M. Lee                   By:    /s/ Lucy D. Gase
    ----------------------------              ----------------------------------
Name:  Scott M. Lee                       Name:  Lucy D. Gase
Title: Senior Vice President              Title: Vice President

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

                                  PRODUCT NAME
                                 REGISTERED Y/N            SEPARATE ACCOUNT NAME
                                1933 ACT #, STATE            REGISTRATION DATE
  #        COMPANY NAME             FORM ID                      1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
-----   ------------------   ----------------------    ------------------------------   -----------------------------------
1.      Lincoln Life &       SVUL                      LLANY Separate Account R for     CLASS 1 SHARES:
        Annuity Company of   Yes                       Flexible Premium Variable Life   Franklin Small-Mid Cap Growth
        New York             333-46113                 Insurance                        Securities Fund
                             LN650NY                   January 29, 1998
                                                       811-08651                        CLASS 2 SHARES:
                                                                                        Templeton Foreign Securities Fund
                                                                                        Templeton Growth Securities Fund

2.      Lincoln Life &       VUL I                     Lincoln Life & Annuity           CLASS 1 SHARES:
        Annuity Company of   Yes                       Flexible Premium Variable Life   Templeton Foreign Securities Fund
        New York             333-42507                 Account M                        Templeton Global Asset Allocation
                             LN605NY                   November 24, 1997                Fund
                             LN615NY                   811-08559                        Templeton Growth Securities Fund

3.      Lincoln Life &       ChoicePlus                Lincoln New York Account N for   CLASS 2 SHARES:
        Annuity Company of   Variable Annuity          Variable Annuities               Franklin Small-Mid Cap Growth
        New York             Yes                       March 11, 1999                   Securities Fund
                             333-93875                 811-09763                        Templeton Global Income Securities
                             AN426NY                                                    Fund
                                                                                        Templeton Growth Securities Fund

4.      Lincoln Life &       CVUL III                  LLANY Separate Account S for     CLASS 1 SHARES:
        Annuity Company of   Yes                       Flexible Premium Variable Life   Franklin Small-Mid Cap Growth
        New York             333-74325                 Insurance                        Securities Fund
                             LN925NY                   March 2, 1999                    Templeton Global Income Securities
                                                       811-09257                        Fund
                                                                                        Templeton Growth Securities Fund

5.      Lincoln Life &       VUL(CV)                   Lincoln Life & Annuity           CLASS 1 SHARES:
        Annuity Company of   Yes                       Flexible Premium Variable Life   Franklin Small-Mid Cap Growth
        New York             333-42507                 Account M                        Securities Fund
                             LN660NY                   November 24, 1997
                                                       811-08559                        CLASS 2 SHARES:
                                                                                        Templeton Foreign Securities Fund
                                                                                        Templeton Growth Securities Fund

6.      Lincoln Life &       ChoicePlus Access         Lincoln New York Account N for   CLASS 2 SHARES:
        Annuity Company of   Yes                       Variable Annuities               Franklin Small-Mid Cap Growth
        New York             333-37982                 March 11, 1999                   Securities Fund
                             30296NY                   811-09763                        Templeton Global Income Securities
                                                                                        Fund
                                                                                        Templeton Growth Securities Fund

                                  PRODUCT NAME
                                 REGISTERED Y/N            SEPARATE ACCOUNT NAME
                                1933 ACT #, STATE            REGISTRATION DATE
  #        COMPANY NAME             FORM ID                      1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
-----   ------------------   ----------------------    ------------------------------   -----------------------------------
7.      Lincoln Life &       ChoicePlus II             Lincoln New York Account N for   CLASS 2 SHARES:
        Annuity Company of   Yes                       Variable Annuities               Franklin Small-Mid Cap Growth
        New York             333-93875                 March 11, 1999                   Securities Fund
                             30070BNYMVA3              811-09763                        Templeton Global Income Securities
                                                                                        Fund
                                                                                        Templeton Growth Securities Fund

8.      Lincoln Life &       ChoicePlus II Access      Lincoln New York Account N for   CLASS 2 SHARES:
        Annuity Company of   Yes                       Variable Annuities               Franklin Small-Mid Cap Growth
        New York             333-37982                 March 11, 1999                   Securities Fund
                             30070BNYMVA3              811-09763                        Templeton Global Income Securities
                                                                                        Fund
                                                                                        Templeton Growth Securities Fund

9.      Lincoln Life &       ChoicePlus II Advance     Lincoln New York Account N for   CLASS 2 SHARES:
        Annuity Company of   Yes                       Variable Annuities               Franklin Small-Mid Cap Growth
        New York             333-83718                 March 11, 1999                   Securities Fund
                             30070BNYMVA3              811-09763                        Templeton Global Income Securities
                                                                                        Fund
                                                                                        Templeton Growth Securities Fund

10.     Lincoln Life &       VUL(DB)                   Lincoln Life & Annuity           CLASS 1 SHARES:
        Annuity Company of   Yes                       Flexible Premium Variable Life   Franklin Small-Mid Cap Growth
        New York             333-52194                 Account M                        Securities Fund
                             LN680NY                   November 24, 1997
                             LN680-U                   811-08559                        CLASS 2 SHARES:
                                                                                        Templeton Foreign Securities Fund
                                                                                        Templeton Growth Securities Fund

11.     Lincoln Life &       VUL(DB) (Elite Series)    Lincoln Life & Annuity           CLASS 1 SHARES:
        Annuity Company of   Yes                       Flexible Premium Variable Life   Franklin Small-Mid Cap Growth
        New York             333-52194                 Account M                        Securities Fund
                             LN680NY                   November 24, 1997                Templeton Growth Securities Fund
                             LN680-U                   811-08559

12.     Lincoln Life &       ChoicePlus II Bonus       Lincoln New York Account N for   CLASS 2 SHARES:
        Annuity Company of   Yes                       Variable Annuities               Franklin Small-Mid Cap Growth
        New York             333-91182                 March 11, 1999                   Securities Fund
                             30070BNYMVA3              811-09763                        Templeton Global Income Securities
                                                                                        Fund
                                                                                        Templeton Growth Securities Fund

13.     Lincoln Life &       VUL(DB) II                Lincoln Life & Annuity           CLASS 1 SHARES:
        Annuity Company of   Yes                       Flexible Premium Variable Life   Franklin Small-Mid Cap Growth
        New York             333-84688                 Account M                        Securities Fund
                             LN690NY                   November 24, 1997                Templeton Growth Securities Fund
                                                       811-08559

                                  PRODUCT NAME
                                 REGISTERED Y/N            SEPARATE ACCOUNT NAME
                                1933 ACT #, STATE            REGISTRATION DATE
  #        COMPANY NAME             FORM ID                      1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
-----   ------------------   ----------------------    ------------------------------   -----------------------------------
14.     Lincoln Life &       SVUL I (Elite)            LLANY Separate Account R for     CLASS 1 SHARES:
        Annuity Company of   Yes                       Flexible Premium Variable Life   Franklin Small-Mid Cap Growth
        New York             333-46113                 Insurance                        Securities Fund
                             LN650NY                   January 29, 1998                 Templeton Growth Securities Fund
                                                       811-08651

15.     Lincoln Life &       SVUL II (Elite)           LLANY Separate Account R for     CLASS 1 SHARES:
        Annuity Company of   Yes                       Flexible Premium Variable Life   Franklin Small-Mid Cap Growth
        New York             333-33778                 Insurance                        Securities Fund
                             LN655NY                   January 29, 1998                 Templeton Growth Securities Fund
                                                       811-08651

16.     Lincoln Life &       VUL(CV) II                Lincoln Life & Annuity           CLASS 1 SHARES:
        Annuity Company of   VULFlex (Elite)           Flexible Premium Variable Life   Franklin Small-Mid Cap Growth
        New York             Yes                       Account M                        Securities Fund
                             333-61594                 November 24, 1997                Templeton Global Income Securities
                             LN665NY                   811-08559                        Fund
                             LN665-U                                                    Templeton Growth Securities Fund

17.     Lincoln Life &       VUL(CV) III               Lincoln Life & Annuity           CLASS 1 SHARES:
        Annuity Company of   Yes                       Flexible Premium Variable Life   Franklin Small-Mid Cap Growth
        New York             333-84684                 Account M                        Securities Fund
                             LN670NY                   November 24, 1997                Templeton Growth Securities Fund
                                                       811-08559

18.     Lincoln Life &       SVUL III                  LLANY Separate Account R for     CLASS 1 SHARES:
        Annuity Company of   Yes                       Flexible Premium Variable Life   Franklin Small-Mid Cap Growth
        New York             333-90508                 Insurance                        Securities Fund
                             LN656NY                   January 29, 1998                 Templeton Growth Securities Fund
                                                       811-08651

19.     Lincoln Life &       ChoicePlus Assurance (B   Lincoln New York Account N for   CLASS 2 SHARES:
        Annuity Company of   Share)                    Variable Annuities               Franklin Small-Mid Cap Growth
        New York             Yes                       March 11, 1999                   Securities Fund
                             333-93875                 811-09763                        Templeton Global Income Securities
                             30070BNYBA                                                 Fund
                                                                                        Templeton Growth Securities Fund

20.     Lincoln Life &       ChoicePlus Assurance (C   Lincoln New York Account N for   CLASS 2 SHARES:
        Annuity Company of   Share)                    Variable Annuities               Franklin Small-Mid Cap Growth
        New York             Yes                       March 11, 1999                   Securities Fund
                             333-37982                 811-09763                        Templeton Global Income Securities
                             30070BNYC                                                  Fund
                                                                                        Templeton Growth Securities Fund

                                  PRODUCT NAME
                                 REGISTERED Y/N            SEPARATE ACCOUNT NAME
                                1933 ACT #, STATE            REGISTRATION DATE
  #        COMPANY NAME             FORM ID                      1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
-----   ------------------   ----------------------    ------------------------------   -----------------------------------
21.     Lincoln Life &       ChoicePlus Assurance      Lincoln New York Account N for   CLASS 2 SHARES:
        Annuity Company of   (L Share)                 Variable Annuities               Franklin Small-Mid Cap Growth
        New York             Yes                       March 11, 1999                   Securities Fund
                             333-83718                 811-09763                        Templeton Global Income Securities
                             30070BNYAL                                                 Fund
                                                                                        Templeton Growth Securities Fund

22.     Lincoln Life &       ChoicePlus Assurance      Lincoln New York Account N for   CLASS 2 SHARES:
        Annuity Company of   (Bonus)                   Variable Annuities               Franklin Small-Mid Cap Growth
        New York             Yes                       March 11, 1999                   Securities Fund
                             333-91182                 811-09763                        Templeton Global Income Securities
                             30070BNYN                                                  Fund
                                                                                        Templeton Growth Securities Fund

23.     Lincoln Life &       Momentum VULONE           Lincoln Life & Annuity           CLASS 1 SHARES:
        Annuity Company of   Yes                       Flexible Premium Variable Life   Franklin Small-Mid Cap Growth
        New York             333-115839                Account M                        Securities Fund
                                                       November 24, 1997                Templeton Global Income Securities
                                                       811-08559                        Fund
                                                                                        Templeton Growth Securities Fund

24.     Lincoln Life &       VULONE                    Lincoln Life & Annuity           CLASS 1 SHARES:
        Annuity Company of   Yes                       Flexible Premium Variable Life   Franklin Small-Mid Cap Growth
        New York             333-112972                Account M                        Securities Fund
                                                       November 24, 1997                Templeton Global Income Securities
                                                       811-08559                        Fund
                                                                                        Templeton Growth Securities Fund

25.     Lincoln Life &       Director                  LNY Separate Account 401 for     CLASS 1 SHARES:
        Annuity Company of   No                        Group Annuities                  Templeton Global Income Securities
        New York             N/A                       April 20, 2004                   Fund
                                                       N/A
                                                                                        CLASS 2 SHARES:
                                                                                        Franklin Small-Mid Cap Growth
                                                                                        Securities Fund
                                                                                        Templeton Growth Securities Fund

26.     Lincoln Life &       ChoicePlus Momentum       Lincoln New York Account N for   CLASS 2 SHARES:
        Annuity Company of   Income Option             Variable Annuities               Franklin Small-Mid Cap Growth
        New York             Yes                       March 11, 1999                   Securities Fund
                             333-119531                811-09763                        Templeton Global Income Securities
                             AN501 9/04                                                 Fund
                                                                                        Templeton Growth Securities Fund

27.     Lincoln Life &       VUL(DB) IV                Lincoln Life & Annuity           CLASS 2 SHARES:
        Annuity Company of   Yes                       Flexible Premium Variable Life   Franklin Small-Mid Cap Growth
        New York             333-118479                Account M                        Securities Fund
                             LN690                     November 24, 1997                Templeton Global Income Securities
                                                       811-08559                        Fund
                                                                                        Templeton Growth Securities Fund

                                  PRODUCT NAME
                                 REGISTERED Y/N            SEPARATE ACCOUNT NAME
                                1933 ACT #, STATE            REGISTRATION DATE
  #        COMPANY NAME             FORM ID                      1940 ACT #              CLASSES OF SHARES AND PORTFOLIOS
-----   ------------------   ----------------------    ------------------------------   -----------------------------------
28.     Lincoln Life &       VUL(CV) IV                Lincoln Life & Annuity           CLASS 1 SHARES:
        Annuity Company of   Yes                       Flexible Premium Variable Life   Franklin Small-Mid Cap Growth
        New York             333-118480                Account M                        Securities Fund
                             LN670                     November 24, 1997                Templeton Global Income Securities
                                                       811-08559                        Fund
                                                                                        Templeton Growth Securities Fund

29.     Lincoln Life &       SVUL IV                   LLANY Separate Account R for     CLASS 1 SHARES:
        Annuity Company of   Yes                       Flexible Premium Variable Life   Franklin Small-Mid Cap Growth
        New York             333-115884                Insurance                        Securities Fund
                             LN656NY                   January 29, 1998                 Templeton Global Income Securities
                                                       811-08651                        Fund
                                                                                        Templeton Growth Securities Fund

30.     Lincoln Life &       LLANY VULONE2005          Lincoln Life & Annuity           CLASS 1 SHARES:
        Annuity Company of   Yes                       Flexible Premium Variable Life   Franklin Small-Mid Cap Growth
        New York             333-112972                Account M                        Securities Fund
                             LN694NY                   November 24, 1997                Templeton Global Income Securities
                                                       811-08559                        Fund
                                                                                        Templeton Growth Securities Fund

31.     Lincoln Life &       LLANY Momentum            Lincoln Life & Annuity           CLASS 1 SHARES:
        Annuity Company of   VULONE2005                Flexible Premium Variable Life   Franklin Small-Mid Cap Growth
        New York             Yes                       Account M                        Securities Fund
                             333-115839                November 24, 1997                Templeton Global Income Securities
                             LN695NY                   811-08559                        Fund
                                                                                        Templeton Growth Securities Fund

32.     Lincoln Life &       LCV4                      LLANY Separate Account S         CLASS 1 SHARES:
        Annuity Company of   Yes                       For Flexible Premium Variable    Franklin Small-Mid Cap Growth
        New York             333-107461                Life Insurance                   Securities Fund
                             LN935NY                   March 2, 1999                    Templeton Global Income Securities
                                                       811-09257                        Fund
                                                                                        Templeton Growth Securities Fund

                   AMENDMENT NO. 5 TO PARTICIPATION AGREEMENT
              Franklin Templeton Variable Insurance Products Trust
                      Franklin/Templeton Distributors, Inc.
                   Lincoln Life & Annuity Company of New York
                     Lincoln Financial Advisors Corporation

     Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), Lincoln Life & Annuity Company of New York ("you"), and Lincoln Financial Advisors Corporation, your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1, 2000 and amended July 15, 2001, August 1, 2002, May 1, 2003 and May 1, 2005 (the "Agreement"). The parties now desire to amend the Agreement in this amendment (the "Amendment").

     Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                    AMENDMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Section 2.3.2 is amended and restated in its entirety as follows:

     "2.3.2 Each investment adviser (each, an "Adviser") of a Portfolio, as indicated in the current prospectus of the Portfolio, is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended or exempt from such registration."

2. Schedules A, B, C, D, F and G of the Agreement are deleted and replaced in their entirety with the Schedules A, B, C, D, F and G attached hereto, respectively.

3. Schedule E is no longer used.

4. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of June 1, 2006.

The Trust:                            FRANKLIN TEMPLETON VARIABLE INSURANCE
                                      PRODUCTS TRUST
   ONLY ON BEHALF OF
   EACH PORTFOLIO LISTED
   ON SCHEDULE C OF
   THE AGREEMENT.                     By: /s/ Karen L. Skidmore
                                          ------------------------------------
                                      Name: Karen L. Skidmore
                                      Title: Vice President


The Underwriter:                      FRANKLIN/TEMPLETON DISTRIBUTORS, INC.


                                      By: /s/ Robert C. Hays
                                          ------------------------------------
                                      Name: Robert C. Hays
                                      Title: Senior Vice President


The Company:                          LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


                                      By: /s/ Kelly D. Clevenger
                                          --------------------------------------
                                      Name: Kelly D. Clevenger
                                      Title: Second Vice President

The Distributor:                      LINCOLN FINANCIAL ADVISORS CORPORATION

                                      By: /s/ Lucy D. Gase
                                          --------------------------------------
                                      Name: Lucy D. Gase
                                      Title: Vice President

                                   SCHEDULE A

                         THE COMPANY AND ITS DISTRIBUTOR

THE COMPANY

Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202

A life insurance company incorporated in the State of New York

ITS DISTRIBUTOR

Lincoln Financial Advisors Corporation
1300 South Clinton Street
Ft. Wayne, IN 46802

A corporation organized under the laws of State of Indiana

                                   SCHEDULE B

                             ACCOUNTS OF THE COMPANY

                                                                        SEC
                                                                    REGISTRATION
#   NAME OF ACCOUNT                                                    YES/NO
    ---------------                                                 ------------
1.  Lincoln Life & Annuity Flexible Premium Variable Life Account M     Yes
2.  Lincoln Life & Annuity Flexible Premium Variable Life Account R     Yes
3.  Lincoln Life & Annuity Flexible Premium Variable Life Account S     Yes
4.  Lincoln New York Account N for Variable Annuities                   Yes
5.  LNY Separate Account 401 for Group Annuities                        No

                                   SCHEDULE C

             AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST

1. Franklin Income Securities Fund, Classes 1 and 2
2. Franklin Small Cap Value Securities Fund, Class 2
3. Franklin Small-Mid Cap Growth Securities Fund, Classes 1 and 2
4. Mutual Shares Securities Fund, Classes 1 and 2
5. Templeton Foreign Securities Fund, Classes 1 and 2
6. Templeton Global Asset Allocation Fund, Class 1
7. Templeton Global Income Securities Fund, Classes 1 and 2
8. Templeton Growth Securities Fund, Classes 1 and 2

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

1.   ChoicePlus                               2.   VUL I
3.   ChoicePlus Access                        4.   VUL(DB)
5.   ChoicePlus Bonus                         6.   VUL(DB) II
7.   ChoicePlus II                            8.   VUL(DB) IV
9.   ChoicePlus II Access                     10.  VUL(CV)
11.  ChoicePlus II Bonus                      12.  VUL(CV) II
13.  ChoicePlus II Advance                    14.  VUL(CV) III
15.  ChoicePlus Assurance (B Share)           16.  VUL(CV) IV
17.  ChoicePlus Assurance (C Share)           18.  VULONE
19.  ChoicePlus Assurance (L Share)           20.  Momentum VULONE
21.  ChoicePlus Assurance (Bonus)             22.  VULONE 2005
23.  ChoicePlus Momentum Income Option        24.  Momentum VULONE 2005
25.  Director                                 26.  SVUL
27.  CVUL III                                 28.  SVUL I
29.  LCV4                                     30.  SVUL II
31.  LCV5                                     32.  SVUL III
33.  Lincoln American Legacy Retirement GVA   34.  SVUL IV
                                              35.  SVULONE
                                              36.  Momentum SVULONE

                                   SCHEDULE E

                            THIS SCHEDULE IS NOT USED

                                   SCHEDULE F

                          RULE 12b-1 PLANS OF THE TRUST

COMPENSATION

     Each Class 2 Portfolio named on Schedule C of this Agreement is eligible to receive a maximum annual payment rate of 0.25% stated as a percentage per year of that Portfolio's Class 2 average daily net assets, pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-1 Distribution Plan.

AGREEMENT PROVISIONS

     If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") that are subject to a Rule 12b-1 plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

     To the extent the Company or its affiliates, agents or designees (collectively "you") provide any activity or service which is primarily intended to assist in the promotion, distribution or account servicing of Eligible Shares ("Rule 12b-1 Services") or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-1 fee. "Rule 12b-1 Services" may include, but are not limited to, printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of dealers and their representatives, and similar distribution-related expenses, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), education of Contract Owners, answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules.

     Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-1 fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and October.

     You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-1 fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

     The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty
(60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-1, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-1, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

     Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

     The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency. You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-1 fees received from us in the prospectus of the Contracts.

                                   SCHEDULE G

                              ADDRESSES FOR NOTICES

To the Company:                  Lincoln Life & Annuity Company of New York
                                 c/o The Lincoln National Life Insurance Company
                                 1300 S. Clinton Street
                                 Fort Wayne, IN 46802
                                 Attention:  Kelly D. Clevenger, Second Vice
                                 President

To the Distributor:              Lincoln Financial Advisors Corporation
                                 1300 S. Clinton Street
                                 Fort Wayne, IN 46802
                                 Attention: Lucy D. Gase, Vice President

To the Trust:                    Franklin Templeton Variable Insurance Products
                                 Trust
                                 One Franklin Parkway, Bldg. 920 2nd Floor
                                 San Mateo, California 94403
                                 Attention: Karen L. Skidmore, Vice President

To the Underwriter:              Franklin/Templeton Distributors, Inc.
                                 140 Fountain Parkway, 8th Floor
                                 St. Petersburg, FL 33716
                                 Attention:  Peter Jones, President

If to the Trust or Underwriter
   with a copy to:               Franklin Templeton Investments
                                 One Franklin Parkway, Bldg. 920 2nd Floor
                                 San Mateo, California 94403
                                 Attention:  General Counsel

                   AMENDMENT NO. 6 TO PARTICIPATION AGREEMENT
              Franklin Templeton Variable Insurance Products Trust
                      Franklin/Templeton Distributors, Inc.
                   Lincoln Life & Annuity Company of New York
                     Lincoln Financial Advisors Corporation

     Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), Lincoln Life & Annuity Company of New York ("you"), and Lincoln Financial Advisors Corporation, your distributor, on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated May 1, 2000 and amended July 15, 2001, August 1, 2002, May 1, 2003, May 1, 2005 and June 1, 2006 (the "Agreement"). The parties now desire to amend the Agreement in this amendment (the "Amendment").

     Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                    AMENDMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Schedules B and D of the Agreement are deleted and replaced in their entirety with the Schedules B and D attached hereto, respectively.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of October 1, 2006.

The Trust:                            FRANKLIN TEMPLETON VARIABLE INSURANCE
                                      PRODUCTS TRUST
   ONLY ON BEHALF OF
   EACH PORTFOLIO LISTED
   ON SCHEDULE C OF
   THE AGREEMENT.                     By: /s/ Karen L. Skidmore
                                          --------------------------------------
                                      Name: Karen L. Skidmore
                                      Title: Vice President

The Underwriter:                      FRANKLIN/TEMPLETON DISTRIBUTORS, INC.


                                      By: /s/ Thomas Regner
                                          --------------------------------------
                                      Name: Thomas Regner
                                      Title: Senior Vice President


The Company:                          LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


                                      By: /s/ Kelly D. Clevenger
                                          --------------------------------------
                                      Name: Kelly D. Clevenger
                                      Title: Second Vice President


The Distributor:                      LINCOLN FINANCIAL ADVISORS CORPORATION


                                      By: /s/ Lucy D. Gase
                                          --------------------------------------
                                      Name: Lucy D. Gase
                                      Title: Vice President

                                   SCHEDULE B

                             ACCOUNTS OF THE COMPANY


                                                                         SEC
                                                                    REGISTRATION
#   NAME OF ACCOUNT                                                    YES/NO
    ---------------                                                 ------------
1.  Lincoln Life & Annuity Flexible Premium Variable Life Account M     Yes
2.  Lincoln Life & Annuity Flexible Premium Variable Life Account R     Yes
3.  Lincoln Life & Annuity Flexible Premium Variable Life Account S     Yes
4.  Lincoln New York Account N for Variable Annuities                   Yes
5.  LNY Separate Account 401 for Group Annuities                        No
6.  Lincoln Life & Annuity Flexible Premium Variable Life Account Z     Yes

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

1.   ChoicePlus
2.   ChoicePlus Access
3.   ChoicePlus Assurance (A Share)
4.   ChoicePlus Assurance (B Share)
5.   ChoicePlus Assurance (Bonus)
6.   ChoicePlus Assurance (C Share)
7.   ChoicePlus Assurance (L Share)
8.   ChoicePlus Design
9.   ChoicePlus II
10.  ChoicePlus II Access
11.  ChoicePlus II Advance
12.  ChoicePlus II Bonus
13.  ChoicePlus Momentum Income Option
14.  CVUL III
15.  Director
16.  LCV4
17.  LCV5
18.  Lincoln American Legacy Retirement Group Variable Annuity
19.  Lincoln Corporate Private Solution
20.  Momentum SVULONE
21.  Momentum VULONE
22.  Momentum VULONE 2005
23.  SVUL
24.  SVUL I
25.  SVUL II
26.  SVUL III
27.  SVUL IV
28.  SVULONE
29.  VUL I
30.  VUL(CV)
31.  VUL(CV) II
32.  VUL(CV) III
33.  VUL(CV) IV
34.  VUL(DB)
35.  VUL(DB) (Elite Series)
36.  VUL(DB) II
37.  VUL(DB) IV
38.  VULONE
39.  VULONE 2005